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	Eastman Kodak Company
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						DEFINITIVE COPY








EASTMAN KODAK COMPANY
343 State Street
Rochester, New York  14650




NOTICE OF 1995 ANNUAL MEETING AND PROXY STATEMENT


(CORPORATE LOGO OMITTED)



Date of Notice March 17, 1995



TABLE OF CONTENTS

Notice of Annual Shareholders Meeting...................3
Information Requests....................................4
A Note for Kodak Employees and Retirees.................4
Election of Directors (Item 1)..........................5
Committees of the Board of Directors....................9
Beneficial Security Ownership of Directors, Nominees ...
  and Executive Officers...............................11
Compensation of Directors and Executive Officers.......12
	Compensation of Directors........................12
	Compensation of Executive Officers...............13
	Report on Executive Compensation by the Executive
	  Compensation and Development Committee.........25
Performance Graph - Shareholder Return.................29
Ratification of Election of
  Independent Accountants (Item 2).....................30
Management Proposals on Compensation (Items 3, 4 and 5)30
Shareholder Proposal (Item 6)..........................51
Other Matters..........................................54
Exhibit A - Eastman Kodak Company 1995 Omnibus
            Long-Term Compensation Plan................56
Exhibit B - Management Variable Compensation Plan......85
Exhibit C - Wage Dividend Plan........................102

TO KODAK SHAREHOLDERS


	On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of the shareholders of Eastman Kodak Company. The meeting will be held in Rochester, New York, on May 10, 1995, at 10:00 a.m.

	It is important that your shares be represented at the meeting. We ask that you promptly sign, date and return the enclosed proxy card regardless of the number of shares you hold.

	Time will be set aside during the meeting to discuss each item of business described in the Proxy Statement and for other questions relating to the Company. Representative members of management will be on hand for this purpose.

	Please return your proxy card as promptly as possible.



s/George Fisher



George M. C. Fisher
Chairman of the Board


NOTICE OF ANNUAL SHAREHOLDERS MEETING



	The Annual Meeting of the shareholders of Eastman Kodak Company will be held at the Theater on the Ridge, 200 Ridge Road West, Rochester, New York, on Wednesday, May 10, 1995, at 10:00 a.m.

	You may indicate your intention to attend the meeting by checking the appropriate box on the enclosed card, or by separate written request to Shareholder Services, Eastman Kodak Company, Rochester, New York 14650-0520. Attendance at the meeting will be on a first-come, first-served basis upon your arrival at the meeting. You may bring up to two guests by checking the appropriate box on the enclosed card. If the shares you own are not registered in your name, please identify the shareholder of record when you request admission.

	Please note that photographs will be taken at the Annual
Meeting for use (including publication) by the Company. Attendees are deemed to have waived any claim regarding their appearance in such photographs.

	The Theater on the Ridge is handicap accessible. If you require special assistance, please call Shareholder Services at 716/724-5492.

	The business of the meeting will be:
	1.	The election of four Class II directors;
	2.	The ratification of election of independent
		accountants;
	3.	Action on Eastman Kodak Company 1995 Omnibus
		Long-Term Compensation Plan;
	4.	Action on Management Variable
		Compensation Plan;
	5.	Action on Wage Dividend Plan; and
	6.	Action on shareholder proposal requesting a
		report on equal employment.

	Shareholders of record at the close of business on March 13, 1995, will be entitled to vote at the meeting.

By Order of the Board of Directors



Joyce P. Haag, Secretary
Eastman Kodak Company
March 17, 1995


INFORMATION REQUESTS

	A copy of the Annual Report on Form 10-K, filed with the Securities and Exchange Commission, may be obtained by writing:
Eastman Kodak Company, Shareholder Services, Rochester, New York
14650-0520.

	A transcript of the Annual Meeting may be obtained, without charge, by writing to this same address. Also, any shareholder of the Company may address a request to the above address for plan descriptions, administrators' annual reports and trust agreements and contracts for any of the pension plans of the Company and its subsidiaries.

A NOTE FOR KODAK EMPLOYEES AND RETIREES,
AND ALL AUTOMATIC DIVIDEND REINVESTMENT PLAN PARTICIPANTS


	If you are a participant in the Employee Stock Purchase Plan for Employees of Eastman Kodak Company or the Automatic Dividend Reinvestment Plan for Shareholders of Eastman Kodak Company, each offered by First Chicago Trust Company of New York, or the Kodak Employee Stock Ownership Plan, shares of Kodak stock which are held for you may be voted through the proxy card accompanying this mailing.

	The trustees or custodians, as the shareholders of record of the Kodak shares held in the above plans, are entitled to vote those shares. However, they may not do so under the applicable trust agreements or regulations unless they have received directions to vote from the plan participants. Arrangements have been made for each of the trustees or custodians to vote the number of shares equivalent to your interest in each plan in accordance with the directions you give on the enclosed proxy card, provided that you return the proxy card duly signed and dated. Neither the shares you own directly (if you own shares other than through one or more of the above plans) nor your shares held in the plans will be voted if you fail to return the proxy card. Therefore, we urge you to return the card promptly, duly signed and dated.

	If you are a participant in the Kodak Stock Fund of the Eastman Kodak Employees' Savings and Investment Plan, your shares may also be voted under similar arrangements through the proxy card accompanying this mailing. The trustee of this plan has discretion to vote the shares unless the plan administrator, Savings and Investment Plan Committee, directs the voting of those shares. This Committee has directed the trustee to vote the shares as participants indicate on the cards, but where cards are not returned, duly signed and dated, to vote those shares as the Board of Directors recommends.

	If you are a participant in the Kodak Stock Fund of the L&F Products Employees' Savings Plan I or the L&F Products Employees' Savings Plan II, your shares may also be voted through the proxy card accompanying this mailing. These plans provide that the trustees shall vote the shares as participants indicate on the cards, but where cards are not returned, duly signed and dated, the Plan Administrative Committees of each of the plans shall direct the trustees how to vote those shares.


ITEM 1 - ELECTION OF DIRECTORS

	The By-laws of the Company currently provide that the Board of Directors shall consist of not fewer than 9 nor more than 18 directors, which number is fixed from time to time by the Board of Directors. The Company's Restated Certificate of Incorporation provides that the Board of Directors shall consist of three classes of directors with overlapping three-year terms. One class of directors is to be elected each year for a term extending to the third succeeding Annual Meeting after such election. There are four directors whose terms expire at the 1995 Annual Meeting and one director, Mr. Duncan, who is retiring at the 1995 Annual Meeting.

	The names and biographical summaries of the four persons who have been nominated to stand for election at the 1995 Annual Meeting appear in the sections below. The remaining directors whose terms are continuing until the 1996 or 1997 Annual Meeting also appear in the sections below. All the nominees were previously elected by the shareholders.

	Directors are elected to serve until the end of the term for which they are elected and until their respective successors are duly elected and qualified. However, employee directors leave the Board when their employment terminates, and directors who are not employees leave the Board effective the date of the annual meeting that occurs on or immediately following their 70th birthday.

	If an unexpected occurrence makes it necessary, in the judgment of the Board of Directors, that some other person be substituted for any of the nominees, shares represented by proxies will be voted for such other person as the Board may select.

	If any director retires, resigns, dies or is otherwise unable to serve for the term for which elected, or if the number of directors is increased by the Board of Directors, any vacancy so arising will be filled by the Board of Directors until the next Annual Meeting of shareholders, or the Board may reduce the number of directors.



NOMINEES TO SERVE AS DIRECTORS FOR A THREE-YEAR TERM EXPIRING AT THE 1998 ANNUAL MEETING

(Class II Directors)


ALICE F.
EMERSON (PICTURE OMITTED)


Dr. Emerson, 63, is Senior Fellow of The Andrew W. Mellon Foundation, a position she assumed in 1991 after having served as President of Wheaton College in Massachusetts since 1975. Prior to 1975, Dr. Emerson served the University of Pennsylvania, first as Dean of Women from 1966 to 1969 and subsequently as Dean of Students. Elected to the Kodak Board of Directors in May 1992, Dr. Emerson received her bachelor's degree from Vassar College and her Ph.D. degree from Bryn Mawr College. She is a member of the boards of directors of AES Corporation, Bank of Boston Corporation and Champion International Corp.


ROBERTO C.
GOIZUETA (PICTURE OMITTED)


Mr. Goizueta, 63, is Chairman and Chief Executive Officer of The Coca-Cola Company. He was elected to this position in March 1981, having served as President from May 1980 to March 1981. Prior to becoming President, he was a Vice Chairman and Executive Vice President. Mr. Goizueta, who was elected to the Kodak Board of Directors in May 1989, received a B.S. degree in chemical engineering from Yale University. He is a member of the boards of directors of Ford Motor Company, SONAT Inc. and SunTrust Banks, Inc.


WILBUR J.
PREZZANO (PICTURE OMITTED)


Mr. Prezzano, 54, who joined the Kodak Board of Directors in May 1992, is an Executive Vice President of Eastman Kodak Company. Mr. Prezzano joined the Company in 1965 in the statistical department and has held positions in Treasurer's, Business Systems Markets, Customer Equipment Services Division, Copy Products, Marketing Division, International Photographic Operations and Photographic Products. He served as Group Vice President and General Manager, International, from January 1990 to September 1991, when he became President of Kodak's Health Group. In August, 1994, he was elected an Executive Vice President and was named chairman and president of the Greater China Region. Mr. Prezzano received B.S. and M.B.A. degrees from the University of Pennsylvania's Wharton School.




LEO J.
THOMAS (PICTURE OMITTED)


Dr. Thomas, 58, who joined the Kodak Board of Directors in May 1992, is an Executive Vice President of Eastman Kodak Company. Dr. Thomas began his Kodak career in 1961, and held various positions in the Research Laboratories before being named Director of Research and elected a Vice President in 1977. In December 1978, he was elected a Senior Vice President and in 1984, he was appointed General Manager, Life Sciences. Following the acquisition of Sterling Drug Inc. in 1988, Dr. Thomas was named Sterling Vice Chairman, and was elected the subsidiary's Chairman in September 1988. He became General Manager of the Health Group in 1989 and was elected a Group Vice President in November 1989. In September 1991, Dr. Thomas became President of the Imaging Group, which was formed to consolidate Kodak's photographic and commercial imaging businesses. In August, 1994, he was elected an Executive Vice President. Dr. Thomas holds a B.S. degree from the University of Minnesota and M.S. and Ph.D. degrees from the University of Illinois. He is a member of the boards of directors of Frontier Corporation and John Wiley & Sons, Inc.


DIRECTORS SERVING A TERM EXPIRING AT THE 1996 ANNUAL MEETING

(Class III Directors)

RICHARD S.
BRADDOCK (PICTURE OMITTED)


Mr. Braddock, 53, who was elected to the Kodak Board of Directors in May 1987, is a principal of Clayton, Dubilier & Rice, a position he has held since June 1994. From January 1993 until October 1993, he was Chief Executive Officer of Medco Containment Services, Inc. From January 1990 through October 1992, he served as President and Chief Operating Officer of Citicorp and its principal subsidiary, Citibank, N.A. Prior to that, he served for approximately five years as Sector Executive in charge of Citicorp's Individual Bank, one of the financial services company's three core businesses. Mr. Braddock was graduated from Dartmouth College in 1963 with a degree in history, and received his M.B.A. from the Harvard School of Business Administration in 1965. He is a director of Lotus Development, True North Communications Inc., DFS Group Limited, and Van Kampen American Capital, Inc.


KARLHEINZ
KASKE (PICTURE OMITTED)


Dr. Kaske, 66, served as President and Chief Executive Officer of Siemens AG from 1981 until his retirement in September 1992. Dr. Kaske joined Siemens in 1960 and held a variety of positions with Siemens AG, including head of Process Engineering and head of the Power Engineering Group. Dr. Kaske is a professor at the Technical University of Munich. He holds a diploma in physics from the Technical University of Aachen and a Doctorate of Engineering from the Technical University of Brunswick. Dr. Kaske is Chairman of the supervisory board of MAN Aktiengesellschaft and a member of the supervisory boards of Philipp Holzmann AG and Linde AG.


RICHARD A.
ZIMMERMAN  (PICTURE OMITTED)


Mr. Zimmerman, 63, who joined the Kodak Board of Directors in July 1989, is the retired Chairman and Chief Executive Officer of Hershey Foods Corporation. Mr. Zimmerman joined Hershey in 1958 and was named Vice President in 1971. Appointed a Group Vice President later in 1971, he became President and Chief Operating Officer in 1976. He was named Chief Executive Officer in January 1984 and Chairman of the Board in March 1985. Mr. Zimmerman was graduated from Pennsylvania State University. He is a member of the boards of directors of Lance, Inc. and Westvaco Corporation.

DIRECTORS SERVING A TERM EXPIRING AT THE 1997 ANNUAL MEETING

(Class I Directors)


MARTHA LAYNE
COLLINS (PICTURE
OMITTED)


Governor Collins, 58, was elected to the Board of Directors in May 1988. She is President of Martha Layne Collins and Associates, a consulting firm, and is also President of St. Catharine College in Springfield, Kentucky, a position she assumed in July 1990.
Following her receipt of a B.S. from the University of Kentucky, Governor Collins taught from 1959 to 1970. After acting as Coordinator of Women's Activities in a number of political campaigns, she served as Clerk of the Supreme Court of the Commonwealth of Kentucky from 1975 to 1979. She was elected to a four-year term as Governor of the Commonwealth of Kentucky in 1983 after having served as Lieutenant Governor from 1979 to 1983. Governor Collins, who has served as a Fellow at the Institute of Politics, Harvard University, is a director of R. R. Donnelley & Sons Company and Bank of Louisville.




GEORGE M. C.
FISHER (PICTURE OMITTED)

Mr. Fisher, 54, who joined the Kodak Board of Directors on
December 1, 1993, is Chairman, President and Chief Executive Officer of Eastman Kodak Company. Mr. Fisher most recently served as Chairman and Chief Executive Officer of Motorola, Inc., after having served as President and Chief Executive Officer between 1988 and 1990 and Senior Executive Vice President and Deputy to the Chief Executive Officer between 1986 and 1988. Mr. Fisher holds a bachelor's degree in engineering from the University of Illinois and a masters in engineering and doctorate in applied mathematics from Brown University.


PAUL E.
GRAY (PICTURE OMITTED)


Dr. Gray, 63, was elected to the Board of Directors in September 1990. Chairman of the Corporation of the Massachusetts Institute of Technology (M.I.T.) since October 1990, Dr. Gray served for the ten preceding years as President of M.I.T. He has also served on the M.I.T. faculty and in the academic administration, including responsibilities as Associate Provost, Dean of Engineering, and Chancellor. Dr. Gray earned his bachelor's, master's, and doctorate degrees in electrical engineering from M.I.T. He is a director of Arthur D. Little, Inc., The Boeing Co., and The New England.


JOHN J.
PHELAN, JR. (PICTURE OMITTED)


Mr. Phelan, 63, who joined the Kodak Board of Directors in December 1987, is the retired Chairman and Chief Executive Officer of the New York Stock Exchange, a position which he held from 1984 until 1990. He was President of the International Federation of Stock Exchanges from 1991 through 1993. He is a member of the Council on Foreign Relations and is a senior advisor to the Boston Consulting Group.
Mr. Phelan, a graduate of Adelphi University, is active in educational and philanthropic organizations and is also a director of Avon Products, Inc., Merrill Lynch & Co., Inc., Metropolitan Life Insurance Company and SONAT Inc.


COMMITTEES OF THE BOARD OF DIRECTORS


The Board of Directors has an Audit Committee, an Executive
Compensation and Development Committee, a Committee on Directors, a Finance Committee, and a Public Policy Committee.

	The members of the Audit Committee are Messrs. Zimmerman (Chairman) and Duncan and Drs. Emerson and Gray. The Committee had six meetings during 1994 and (i) recommended to the Board that Price Waterhouse be elected as independent accountants; (ii) reviewed the audit and non-audit activities of both the independent accountants and the internal audit staff of the Company; and (iii) met separately and privately with the independent accountants and with the Company's Director, Corporate Auditing, to ensure that the scope of their activities had not been restricted and that adequate responses to their recommendations had been received.

	The members of the Executive Compensation and Development Committee are Mr. Braddock (Chairman), Dr. Emerson and Messrs. Goizueta and Phelan. The Committee had six meetings in 1994. The Committee's 1994 activities included a review of the Company's executive development process, approval of remuneration to be paid to the executive vice presidents and senior vice presidents of the Company and recommendations concerning compensation of other Company officers. In addition, the Committee amended the 1990 Omnibus Plan and took action pursuant to the Management Annual Performance Plan and the 1990 Omnibus Long-Term Compensation Plan. Also, the Committee approved and recommended to the Board the Eastman Kodak Company 1995 Omnibus Long-Term Compensation Plan, the Management Variable Compensation Plan and the Wage Dividend Plan.

	The members of the Committee on Directors are Messrs. Goizueta (Chairman), Braddock, and Zimmerman and Dr. Kaske. The Committee met twice in 1994 and (i) reviewed the qualifications of individuals for election as members of the Board; (ii) recommended qualified individuals to be considered for Board membership; (iii) revised the compensation of the Company's directors including the Directors' Deferred Compensation Plan; (iv) revised the Directors' Charitable Award Program; and (v) reviewed the charters of the committees of the Board. The Committee will consider persons whom shareholders recommend as candidates for election as Company directors. Any shareholder wishing to make such a recommendation should submit it to the Secretary of the Company.

	The members of the Finance Committee are Gov. Collins
(Chairman), Mr. Phelan and Drs. Gray and Kaske. The Committee had seven meetings during 1994 and reviewed (i) the investment performance and the administration of the Company's pension plan; and
(ii) the Company's financing strategies, including the disposition of the non-imaging health businesses and the reduction of debt.

	The members of the Public Policy Committee are Messrs. Duncan (Chairman), Goizueta, and Zimmerman and Gov. Collins. The Committee met twice during 1994. Its activities included (i) a review of proposals submitted by shareholders; (ii) a review of the Company's philanthropic programs; and (iii) a review of the Company's environmental initiatives.

MEETING ATTENDANCE The Board of Directors held a total of fourteen meetings in 1994. No director attended less than 83 % of the meetings of the Board and committees of the Board on which such director served.

BENEFICIAL SECURITY OWNERSHIP OF DIRECTORS, NOMINEES AND EXECUTIVE
OFFICERS


Directors, Nominees
and Executive				Number of Common Shares
Officers					Owned on Jan. 3, 1995
- -------------------			-----------------------

Richard T. Bourns                          82,041*+
Richard S. Braddock                         2,535
Martha Layne Collins                        2,340
Charles T. Duncan                           2,592
Alice F. Emerson                            1,392
George M. C. Fisher                       392,108**
Roberto C. Goizueta                         4,499
Paul E. Gray                                1,859
Karlheinz Kaske                             1,353
Harry L. Kavetas                           12,810&
John J. Phelan, Jr.                         2,698
Wilbur J. Prezzano                        176,445*
Leo J. Thomas                             161,801*
Richard A. Zimmerman                        2,919
All Directors, Nominees and               965,015*#
  Executive Officers as a
  Group (18), including the above


NOTES: * Includes shares which may be acquired in the following amounts by exercise of stock options: R. T. Bourns - 77,250;
G. M. C. Fisher - 264,708; W. J. Prezzano- 165,200;
L. J. Thomas- 150,568; and all directors, nominees and executive officers as a group-770,606.

	*Includes 20,000 shares of restricted stock.

	&The transfer of these shares is restricted.

	+The shares shown do not include the following Eastman Kodak Company common stock equivalents which are held in the Eastman Kodak Company 1982 Executive Deferred Compensation Plan: R. T. Bourns - 5,008 and all executive officers as a group - 9,541.

	# The total number of shares beneficially owned by all directors, nominees and executive officers as a group is less than one percent of the Company's outstanding shares.

	Beneficial security ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Accordingly, except as noted below, all Company securities over which the directors, nominees and executive officers directly or indirectly have or share voting or investment power have been deemed beneficially owned. The figures above include shares held for the account of the above persons in the Automatic Dividend Reinvestment Plan for Shareholders of Eastman Kodak Company, in the Kodak Employee Stock Ownership Plan, and the interests, if any, of those of the above persons in Fund A of the Eastman Kodak Employees' Savings and Investment Plan, stated in terms of Kodak shares.

	The table does not include approximately 8,124,116 shares of the Company's stock (less than 3 percent of the outstanding shares) held in the Kodak Stock Fund of the Eastman Kodak Employees' Savings and Investment Plan for the benefit of some 25,250 employees and former employees, over which a committee consisting of five individuals, including four Company officers, has discretionary voting power.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

	COMPENSATION OF DIRECTORS Directors who are compensated as employees of the Company receive no additional compensation as directors. Each director who is not an employee of the Company receives an annual retainer of $38,000, payable $20,000 in common stock of the Company and $18,000 in cash. In addition, each such director receives a fee of $1,000 for each Board meeting attended and $900 for each Board committee and special meeting attended, and $1,000 for each Board committee and special meeting which he or she chairs. There is a deferred compensation plan available to all such directors for the cash portion of their compensation, in which two directors participated in 1994. Directors participating in this plan may choose between an interest-bearing account and a phantom Kodak stock fund. Each director who is not an employee of the Company is eligible to participate in a retirement plan for directors which provides an annual retirement benefit equal to the then-current annual retainer, if the director has served at least five years. Directors who have served fewer than five years are entitled to a pro rata retirement benefit. Each director who is not an employee of the Company is covered by group term life insurance in the amount of $100,000, which decreases to $50,000 at the later of retirement from the Board under the retirement plan described above or age 65. In the event of a Change In Control (as defined in the applicable plans) each account under the deferred compensation plan will be paid in a single lump sum cash payment and all retirement benefit payments will be paid in a single lump sum cash payment equal to the present value of the remaining retirement benefits.

	Each non-employee director is eligible to participate in the Company's Directors' Charitable Award Program, which provides for a contribution by the Company of $1,000,000 following the director's death to up to four charitable institutions recommended by the director. The individual directors derive no financial benefits from this Program, which is funded by joint life insurance policies purchased by the Company and self insurance. The purposes of the Program are to further the Company's philanthropic endeavors, with particular emphasis on education, acknowledge the service of the Company's directors, recognize the interest of the Company and the directors in supporting worthy charitable and educational institutions and enable the Company to attract and retain directors of the highest caliber. Directors who are participating in the Program are Messrs. Braddock, Duncan, Phelan, and Zimmerman,
Drs. Emerson, Gray, and Kaske, and Gov. Collins.

	COMPENSATION OF EXECUTIVE OFFICERS The individuals named in the following table were the Company's Chief Executive Officer and the four highest paid executive officers during 1994.





                                               SUMMARY COMPENSATION TABLE
                                               --------------------------
                                        Annual Compensation              Long-Term Compensation
                                --------------------------------     -------------------------------
                                                                            Awards           Payouts
                                                                     ----------------------- -------
                                                                                   Securities
                                                          Other                    Under-
                                                          Annual     Restricted    lying               All Other
Name and                                                  Compen-    Stock         Options/  LTIP      Compensa-
Principal Position       Year   Salary(a)     Bonus(b)    sation     Award(s)      SARs      Payouts   tion
- ------------------       ----   ---------     --------    ------     ----------    --------  -------   ---------

G. M. C. Fisher          1994   $2,000,000    $1,816,400  $84,901(c)      0                  $0        $2,103,524(d)
Chairman,                1993      330,769       154,000         (e) $1,270,000(g) 1,323,539  0         5,000,000(h)
President, and
Chief Executive Officer

R. T. Bourns             1994      440,000       270,238         (e)      0           10,000  0             0
Senior Vice              1993      400,000       227,563         (e)      0           10,017  0             0
President                1992      343,462       127,873         (e)      0           17,530  0             0

H. L. Kavetas            1994      478,077       457,605   56,044(f)    550,830(i)   200,000  0        55,000(j)
Executive Vice
President (eff. 9/9/94),
Senior Vice
President (2/11/94-9/8/94)

W. J. Prezzano           1994      552,615       501,328  113,686(k)      0           65,000  0     1,351,200(l)
Executive Vice           1993      536,000       259,752  306,298(k)      0           15,026  0             0
President (eff. 9/9/94), 1992      536,000       291,146  391,865(k)      0           25,795  0             0
Group Vice President
(1/1/94-9/8/94)

L. J. Thomas             1994      618,462       488,547         (e)      0          119,200  0             0
Executive Vice           1993      592,308       301,008         (e)      0           19,158  0             0
President (eff. 9/9/94), 1992      580,000       267,306         (e)      0           33,182  0             0
Group Vice President
(1/1/94-9/8/94)





(a) Includes amounts paid and deferred.
(b) Includes both Wage Dividend (WD) and Management Annual Performance Plan (MAPP) paid in the year following for services rendered in the year indicated, in the following amounts for 1994:  G. M. C. Fisher - $136,400 WD, $1,680,000 MAPP;
    R. T. Bourns - $40,238 WD, $230,000 MAPP; H. L. Kavetas - $32,605 WD, $425,000 MAPP;
    W. J. Prezzano - $51,328 WD, $450,000 MAPP; L. J. Thomas - $58,547 WD, $430,000 MAPP.
(c) This amount includes $43,973 for club memberships.
(d) This amount includes $2,064,394 of principal and interest forgiven by the Company with respect to two loans described under the heading "Employment Contracts" on page 20 and $39,130 for term life insurance premiums.
(e) The value of personal benefits provided to the executive officer is less than the minimum amount required to be reported.
(f) This amount includes $35,615 as a temporary living allowance.
(g) This amount represents 20,000 shares of restricted stock valued at $63.50 per share, on the date of grant, November 11, 1993.  The value of these shares as of
    December 31, 1994 was $955,000.  These shares are restricted until October 26, 1998 and receipt of these shares is conditioned upon continued employment with the
    Company until such date.  Dividends are paid on these shares as and when dividends are paid on Kodak common stock.
(h) This represents a hiring bonus, including amounts paid to reimburse Mr. Fisher for compensation and benefits he forfeited upon termination of employment with his previous employer.
(i) This amount represents 12,810 shares of restricted stock valued at $43.00 per share, on the date of grant, February 15, 1994.  The value of these shares as of
    December 31, 1994 was $611,678.  These shares are restricted until February 14, 1999 and receipt of these shares is conditioned upon continued employment with the Company until such date.  Dividends are paid on these shares as and when dividends are paid on Kodak common stock.
(j) This amount represents a hiring bonus.
(k) This amount represents expatriate payments and tax reimbursement for overseas assignments in 1990 and 1991.  The value of personal benefits provided to the executive officer is less than the minimum amount required to be reported.
(l) This amount represents a special recognition Award paid in 1995 in connection with the divestiture in 1994 of the non-imaging health businesses.


                                              OPTION/SAR GRANTS IN LAST FISCAL YEAR
                         Individual Grants
- ---------------------------------------------------------------------   Potential Realizable
                 Number of   Percentage                                 Value at Assumed
                 Securities  of Total                                   Annual Rate of
                 Underlying  Options/SARs                               Stock Price Apprecia-
                 Options/    Granted to       Exercise or               tion for Option Term (a)
                 SARs        Employees        Base Price   Expiration   -----------------------------
Name             Granted     in Fiscal Year   Per Share    Date           0%(b)    5%(c)      10%(d)
- ---------------  ----------  --------------   -----------  ----------   ------  ---------  ----------

G. M. C. Fisher        0        0%            N/A          N/A          $0     $        0  $         0

R. T. Bourns      10,000(e)   .28             $42.94       2/14/04       0        270,000      684,400

H. L. Kavetas    200,000(f)  5.61              42.94       2/14/04       0      5,400,000   13,688,000

W. J. Prezzano    15,000(e)   .42              42.94       2/14/04       0        405,000    1,026,600
                  50,000(g)  1.40              44.50       3/09/04       0      1,399,500    3,546,000

L. J. Thomas      19,200(e)   .54              42.94       2/14/04       0        518,400    1,314,048
                 100,000(g)  2.81              44.50       3/09/04       0      2,799,000    7,092,000

All Shareholders
    at $42.94    N/A         N/A              N/A          N/A           0      9 Billion    23 Billion
    at $44.50                                                            0      9 Billion    24 Billion

Gain of named    N/A         N/A              N/A          N/A           N/A         .001          .001
officers as                                                                          .001          .001
portion of all
shareholder gain






(a)The dollar amounts under these columns are the result of calculations at 0% and at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price.
(b)No gain to the optionees is possible without an increase in stock price, which will benefit all shareholders commensurately. A zero percent increase in stock price will result in zero dollars for the optionee.
(c)A 5% per year appreciation in stock price from $42.94 per share and $44.50 per share yields $69.94 and $72.49 respectively.
(d)A 10% per year appreciation in stock price from $42.94 per share and $44.50 per share yields $111.38 and $115.42 respectively.
(e)50% of these options vest on the first anniversary of the grant date and 50% vest on the second anniversary of the grant date. Vesting accelerates upon retirement, death, disability or termination of employment for an Approved Reason.
(f)These options vest on February 15, 1999. Vesting accelerates upon death, disability, or termination of employment without cause.
(g)These options vest on March 10, 1996, the second anniversary of the date of grant. Vesting accelerates upon death, disability or termination of employment for an Approved Reason.





AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION/SAR VALUES


                                                Number of
                                                Securities
                                                Underlying                        Value of Unexercised
                                                Unexercised                       in-the-money
                  Number                        Options/SARs at                   Options/SARs at
                  of                            Fiscal Year-End                   Fiscal Year-End(*)
                  Shares                        -----------------------------     --------------------------
                  Acquired on      Value
Name              Exercise         Realized     Exercisable     Unexercisable     Exercisable     Unexercisable
- --------------    ------------     --------     -----------     -------------     -----------     ----------


G. M. C. Fisher   0                $   0        264,708         1,058,831         $         0     $         0

R. T. Bourns      0                    0         64,737            22,521             887,808         146,260

H. L. Kavetas     0                    0              0           200,000                   0         962,000

W. J. Prezzano    0                    0        146,931            83,282           2,166,022         376,882

L. J. Thomas      0                    0        126,944           142,803           1,767,947         601,636


(*)Based on the closing price on the New York Stock Exchange - Composite Transactions of the Company's
  Common Stock on December 31, 1994 of $47.75 per share.



Long-Term Incentive Plan

	In March 1993, the 1993-1995 Restricted Stock Program, a performance share unit arrangement under the 1990 Omnibus
Long-Term Compensation Plan, was approved by the Executive Compensation and Development Committee.  Payouts of Awards,
if any, are tied to achieving specified levels of stock price, return on assets, and total shareholder return relative to the Standard & Poor's 500 Index, over the period 1993-1995.  The target amount will be earned if the target level for each of these three criteria is achieved.  The target stock price must be achieved to trigger a payment of 100% of target.  The threshold stock price must be achieved to trigger a payment of 50% of target.  If the threshold stock price is not achieved, no payment is made.  The Committee will determine the payout based upon its review of Company performance at the end of the performance period.  Awards, if any, will be paid in the form of restricted stock, which restrictions will lapse upon the participant's attainment of age 60.  Participants who terminate employment for reasons of death, disability, retirement or an Approved Reason, prior to the completion of the performance cycle, will receive their Award, if any, at the conclusion of the performance period in the form of shares of Kodak common stock with no restrictions.  Participation in this Program commenced in 1993 for the CEO and the other named executive officers, except H. L. Kavetas, whose participation commenced in 1994.  Shown in the table below is the threshold and target number of shares for H. L. Kavetas under this Program offset by the 12,810 shares of restricted stock Awarded to
H. L. Kavetas under his employment contract.

LONG-TERM INCENTIVE PLAN - AWARDS IN LAST FISCAL YEAR


                                                           Estimated Future Payouts Under Non-Stock
                                                                   Price-Based Plans
                   Number of     Performance           ----------------------------------------------------
                   Shares, Units or Other Period       Threshold          Target             Maximum
                   or Other      Until Maturation      Number             Number             Number
Name               Rights        or Payout             of shares          of shares          of shares(a)
- ---------------    ---------     ----------------      --------------     --------------     -------------

H. L. Kavetas      10,826(b)      2/11/94-12/31/95      0(b)                10,826(b)



(a)Under the terms of the Restricted Stock Program, should performance exceed the targeted performance, a greater under of shares than the target could be paid and there is no maximum stated in the program.
(b)Individuals who participate for less than the full performance period will receive a prorated amount of the Award, if any, determined at the end of the performance period based upon the duration of their participation during the performance period.  The amounts shown are the prorated amounts.


Employment Contracts

	On October 27, 1993, the Company entered into an agreement covering a period of five years, for the employment of George M. C. Fisher as Chairman, President and Chief Executive Officer of the Company. Upon execution of the agreement, Mr. Fisher received $5,000,000 as an inducement for entering into the agreement and as reimbursement for compensation and benefits that he would forfeit upon termination of his employment with his previous employer. Mr. Fisher's base salary is $2,000,000, subject to review on an annual basis. Mr. Fisher participates in MAPP and has an annual target Award opportunity of at least $1,000,000, with that amount guaranteed for services rendered in each of 1994 and 1995. Mr. Fisher was granted 20,000 shares of restricted stock with the restrictions lapsing at the end of five years. Pursuant to the agreement, Mr. Fisher was granted 1,323,539 stock options in 1993. The agreement provided for the Company to make two loans to Mr. Fisher in the total amount of $8,284,400 for five years with interest at the rate of 4.86% (which is the most recently announced rate under Section 1274(d) of the Internal Revenue Code, prior to the date of the loan). $4,284,400 of this amount was loaned to Mr. Fisher due to his forfeiture of 80,000 stock options from his prior employer resulting from his accepting employment with the Company. Mr. Fisher was required to use all of the loan proceeds except $1,500,000 to purchase Kodak stock. The shares he purchased are reflected in the security ownership table on page 11 of this Proxy Statement. Twenty percent of the principal and all of the accrued interest on each of these loans are to be forgiven on each of the first five anniversaries of such loans. Forgiveness of the $4,000,000 loan is conditioned upon Mr. Fisher's not having voluntarily terminated his employment with the Company and forgiveness of the $4,284,400 loan is conditioned upon Mr. Fisher's not entering into competition with the Company. The amount of the forgiveness for 1994 is shown in the column of the Summary Compensation Table entitled "All Other Compensation", on page 14.

	In addition, where necessary, Mr. Fisher has been given credit for a period of service sufficient to allow him to obtain the maximum benefit available under the Company's benefit plans. In particular, Mr. Fisher was credited with five years of service for purposes of the Wage Dividend and seventeen years of service for purposes of calculating a retirement benefit. Any pension benefit payable to Mr. Fisher by the Company will be offset by any pension benefit paid to Mr. Fisher by his prior employer. The Company provided Mr. Fisher with an apartment until he purchased a permanent residence in the Rochester area. The Company purchased Mr. Fisher's residence in Barrington Hills, Illinois. In addition, the Company reimbursed Mr. Fisher for all closing costs associated with a previous residence, which was sold after he accepted employment with the Company. The Company is providing Mr. Fisher with term life insurance equal to 3.5 times his base salary and a disability benefit equal to 60 % of base salary. In the event of Mr. Fisher's death prior to the termination of this agreement, the agreement provides for salary continuation for 90 days, the payment of the annual incentive for the year of his death and annual and long-term incentives earned but not yet paid, and vesting of all stock options and awards and the forgiveness of the loans. In the event of Mr. Fisher's disability prior to termination of the agreement, the agreement provides for a disability benefit payable to age 65, the payment of the annual incentive for the year in which his disability occurs and annual and long-term incentives earned but not yet paid, and vesting of all stock options and awards.
If Mr. Fisher's employment is terminated by the Company without cause, including following a Change In Control, Mr. Fisher is entitled to the greater of the remaining term of his employment contract or 36 months of salary continuation, immediate vesting of stock options, the lapsing of any restrictions on any restricted stock Award and the payment of any incentive Awards earned but not yet paid. Mr. Fisher is entitled to reimbursement for taxes paid on certain of the foregoing payments, including any amounts constituting "parachute payments" under the Internal Revenue Code. If Mr. Fisher dies prior to retirement, his spouse is entitled to a 50 % survivor annuity.

	On February 11, 1994, the Company entered into an agreement covering a period of five years, for the employment of Harry L. Kavetas as Chief Financial Officer of the Company. Mr. Kavetas' base salary is $550,000, subject to review on an annual basis. Mr. Kavetas participates in MAPP and has an annual target Award opportunity of at least $330,000, with that amount guaranteed for services rendered in 1994. Mr. Kavetas was granted 12,810 shares of restricted stock with the restrictions lapsing at the end of five years. Pursuant to the agreement, Mr. Kavetas was granted 200,000 stock options that become exercisable at the end of five years.

	In addition, where necessary, Mr. Kavetas has been given credit for a period of service sufficient to allow him to obtain the maximum benefits available under Kodak's benefit plans. In particular. Mr. Kavetas was credited with five years of service for purposes of the Wage Dividend and will be credited with six years of service for each of the first five years of employment for purposes of calculating a retirement benefit. Any pension benefit payable to Mr. Kavetas by the Company will be offset by any pension benefit paid to Mr. Kavetas by his prior employer. The Company provided Mr. Kavetas with temporary housing until he purchased a permanent residence in the Rochester area. In the event of Mr. Kavetas's death prior to the termination of the agreement, the agreement provides for salary continuation for 90 days, the pro rata payment of all annual and long-term incentives and pro rata vesting of stock options and restricted stock awards. In the event of Mr. Kavetas's disability prior to termination of the agreement, the agreement provides for the pro rata payment of all annual and long term incentives, and pro rata vesting of stock options and restricted stock awards. If Mr. Kavetas' employment is terminated by the Company without cause, Mr. Kavetas is entitled to 18 months of salary continuation, immediate pro rata vesting of stock options and restricted stock awards and the payment of any incentive awards earned but not yet paid.

Termination of Employment

	The Company has a general severance arrangement available to substantially all employees. This Termination Allowance Plan provides two weeks of compensation for every year of service with a maximum of fifty-two weeks of salary.

	The Company has entered into a retention arrangement with Mr. Prezzano. The agreement provides that if Mr. Prezzano's employment is terminated prior to September 30, 1995 by the Company other than for cause, or by Mr. Prezzano as a result of a diminution in duties or base salary, he shall be entitled to an unreduced retirement annuity and a termination allowance equal to two weeks of pay for each year of service up to a maximum of 52 weeks of pay. The agreement also prohibits Mr. Prezzano from working for a competitor for a period of three years following termination of employment.

Change In Control Arrangements

	In the event of a Change In Control, the following would occur:
(i) each participant in the Executive Deferred Compensation Plan would receive the balance in his or her account in a single lump sum cash payment; (ii) each participant in the Management Annual Performance Plan would be paid his or her target award for such year and any other year for which payment of awards had not been made as of such date; and (iii) all outstanding stock options and stock appreciation rights would become fully vested and each holder would be paid in a lump sum cash payment the difference between the exercise price and market price of Kodak common stock on the date of such event; each of the foregoing payments would be made in a single lump sum cash payment as soon as possible but no later than the 90th day following such event.

Retirement Plan

	The Company funds a tax-qualified, defined benefit pension plan for virtually all U.S. employees. Retirement income benefits are based upon the individual's "average participating compensation," which is the average of three years of those earnings described in the Plan as "participating compensation." "Participating compensation," in the case of the executive officers included in the Summary Compensation Table, is annual compensation (salary and Management Annual Performance Plan payments), including allowances in lieu of salary for authorized periods of absence, such as illness, vacation or holidays.

	For an employee with up to 35 years of accrued service, the annual normal retirement income benefit is computed by multiplying the number of years of accrued service by the sum of (a) 1.3% of "average participating compensation" ("APC") for the employee's final three years, plus (b) .3% of APC in excess of the average Social Security wage base for the employee's final three years. For an employee with more than 35 years of accrued service, the amount computed above is increased by 1% for each year in excess of 35 years.

	The retirement income benefit is not subject to any deductions for Social Security benefits or other offsets. Officers are entitled to benefits on the same basis as other employees. The normal form of benefit is an annuity, but a lump sum payment is available as an option.



PENSION PLAN TABLE
Annual Retirement Income Benefits
Straight Life Annuity Beginning at Age 65
                                                    Years of Service
                 ----------------------------------------------------------------------------------------------
Remuneration        5           10          15          20          25          30          35          40
- -------------    --------    --------    --------    --------    --------    --------    ----------  ----------
$  400,000       $ 32,000    $ 64,000    $ 96,000    128,000     $160,000    $  192,000  $  224,000  $  235,200
   600,000         48,000      96,000     144,000    192,000      240,000       288,000     336,000     352,800
   800,000         64,000     128,000     192,000    256,000      320,000       384,000     448,000     470,400
 1,000,000         80,000     160,000     240,000    320,000      400,000       480,000     560,000     588,000
 1,200,000         96,000     192,000     288,000    384,000      480,000       576,000     672,000     705,600
 1,400,000        112,000     224,000     336,000    448,000      560,000       672,000     784,000     823,200
 1,600,000        128,000     256,000     384,000    512,000      640,000       768,000     896,000     940,800
 1,800,000        144,000     288,000     432,000    576,000      720,000       864,000   1,008,000   1,058,400
 2,000,000        160,000     320,000     480,000    640,000      800,000       960,000   1,120,000   1,176,000
 2,200,000        176,000     352,000     528,000    704,000      880,000     1,056,000   1,232,000   1,293,600
 2,400,000        192,000     384,000     576,000    768,000      960,000     1,152,000   1,344,000   1,411,200

NOTE:  For purposes of this table Remuneration means Average Participating Compensation.  To the extent that any individual's annual retirement income benefit exceeds the amount payable from the Company's funded Plan, it is paid from one or more unfunded supplementary plans.



	The following table shows the years of accrued service credited to each of the five individuals named in the Summary Compensation
Table. This table also shows for each named individual the amount of his "average participating compensation" at the end of 1994.

                                                "Average
                              Years of          Participating
                              Service           Compensation"
                              --------          -------------
G. M. C. Fisher               18*               $1,999,998
R. T. Bourns                  36                   516,087
H. L. Kavetas                  6**                 550,004
W. J. Prezzano                29                   714,017
L. J. Thomas			33			   819,589

 *Under the terms of his employment contract, Mr. Fisher has been credited with seventeen years of service for purposes of calculating his retirement benefit. Any pension benefit payable to Mr. Fisher by the Company will be offset by any pension benefit paid to Mr. Fisher by his prior employer.
**Under the terms of his employment contract, Mr. Kavetas is credited with six years of service for purposes of calculating his retirement benefit for each year of his first five years of employment with the Company. Any pension benefit payable to Mr. Kavetas by the Company will be offset by any pension benefit paid to Mr. Kavetas by his prior employer.

	In the event of a Change In Control (as defined in the Retirement Plan), a participant whose employment is terminated, for a reason other than death, disability, cause or voluntary resignation, within 5 years of the date of such event would be credited with up to 5 additional years of service and, where the participant is age 50 or over on the date of such event, up to 5 additional years of age, for the following plan purposes: (i) to determine eligibility for early and normal retirement; (ii) to determine eligibility for a vested right; and (iii) to calculate the amount of retirement benefit. The actual number of years of service and years of age that would be granted to such a participant would decrease proportionately depending upon the number of years that elapse between the date of a Change In Control and the date of the participant's termination of employment. Further, if the Plan is terminated within 5 years after a Change In Control, the benefit for each plan participant will be calculated as indicated above.




REPORT ON EXECUTIVE COMPENSATION BY THE EXECUTIVE COMPENSATION AND DEVELOPMENT COMMITTEE

	The Company's executive compensation plans are formulated based on four fundamental principles:

1.	Compensation should be related to performance consistent with
Company values, including increasing shareholder value.

2.	Compensation should be at a level consistent with that provided by comparable companies in order to attract and retain talented management.

3.	Compensation should take into account both short- and long-term corporate performance.

4.	Senior management should have a meaningful equity stake in the
Company with share ownership preferred over option ownership.

	These four principles are implemented through compensation consisting of a mix of base salary, annual incentive plans and long-term incentive plans.

Annual Cash Compensation

	Annual cash compensation in 1994 was made up of two components: base salary and the Management Annual Performance Plan (MAPP), an annual incentive plan. The target annual incentive Award for executives is dependent upon their position in the Company, with the lowest level of executives having an incentive target of 18% of base salary and the CEO having a target of 75% of base salary. MAPP performance targets for the Company as a whole and for each Group (Imaging and Health) were set for 1994 by the Committee in its meeting in December, 1993. They were financial in nature and stated in terms of earnings, cash flow and revenue, with weightings of 40%, 40% and 20%, respectively. After the divestiture during 1994 of all of the businesses that made up the Health Group, except for the Health Sciences Division, the target values for each measure were restated based upon continuing operations.

	The Committee, which is composed entirely of independent outside directors, sets overall targeted levels of compensation, both annual compensation and long-term incentives, for the CEO, Executive Vice Presidents and Senior Vice Presidents. These levels were set based on surveys of other companies conducted by external consultants. A cross section of companies is surveyed, varying in size and industry. The surveyed companies represent those with whom the Company competes for executive talent and include most, but not all, of the companies identified in the Performance Graph on page 29. Through the mix of varied companies, a comprehensive picture is obtained against which to set a frame of reference for executive compensation. The mean compensation level of the surveyed companies is a primary reference for determining targeted levels of compensation.

	During 1994, Company management sought to achieve improved financial respectability through re-engineering its balance sheet, significantly reducing debt and gaining greater operational flexibility. Heavy emphasis was placed on generating cash flow, along with growing revenues and increasing earnings. These performance factors most heavily influenced compensation awards for 1994.

	The Committee may exercise discretion in judging Company performance against pre-established goals by including or excluding extraordinary items. For 1994, the Committee did not include the gain from the sale of the health businesses but did include the cost of restructuring.

	MAPP awards for 1994 were based upon the results achieved by the continuing operations of the Company. Performance was strongly above the revenue target and significantly beyond the cash flow target for 1994. Earnings results were below target. Based upon these results, MAPP Awards for the senior executives for 1994 were as detailed in the Summary Compensation Table on page 14.

Long-Term Incentive Compensation

	The Company's long-term incentive compensation consists of stock options and the 1993-1995 Restricted Stock Program, with the latter program being limited to senior executives. Stock options tie compensation directly to increased shareholder value. Surveys of other companies' practices are used to determine the size of grants. Almost all of the companies included in these surveys are also included in the surveys on annual cash compensation. They differ due to the fact that different companies choose to participate in different surveys of long-term compensation. Taking into account such factors as anticipated stock price growth and volatility, future dividend yield, term of grant and an estimated risk-free rate of return, anticipated compensation levels are estimated. Mean survey values are used as targets in determining the size of option grants. Consideration is given to grant frequency in other companies as well as to the frequency and size of past grants to Kodak participants. Stock options were granted in 1994 at market price for terms of ten years.

	In the 1993-1995 Restricted Stock Program, a program developed under the 1990 Omnibus Long-Term Compensation Plan, performance goals for the three-year period were established by the Committee pertaining to stock price, return on assets and shareholder return relative to the Standard and Poor's 500 Index. Shareholder return is measured over the entire three year period, while the return on assets is measured for the year 1995 and the stock price is measured in the fourth quarter of 1995. Each of the criteria is weighted equally but the target stock price must be achieved to trigger a payment of 100% of the target Award and the threshold stock price must be achieved to trigger a payment of 50% of the target Award. If the threshold stock price is not achieved, no Award will be paid. Should awards be earned in this program, based on performance through the end of 1995, they would be paid in early 1996 in restricted stock, with the restrictions lapsing at the time the executive reaches the age of 60.

Wage Dividend

	In addition, management participates in a Company-wide annual bonus called the "wage dividend." Due to the divestiture of the non-imaging health businesses and debt paydown program in 1994, the formula used to calculate the wage dividend for 1994 was based on returns from continuing operations. In addition, the effect of the 1994 restructuring costs was excluded. The resulting percentage, which must be at least 5.0% and not higher than 15.0%, was multiplied by the employee's participating earnings (generally the individual's last year's salary or salary and annual incentive for MAPP participants) to arrive at the bonus amount. This same approach is applied to virtually all employees. Employees with fewer than five years of service receive a prorated amount.

Chief Executive Officer Compensation

	Mr. Fisher joined the Company in October 1993, entering into an employment agreement with the Company covering a period of five years. The details of the agreement are set forth on page 20 of this Proxy Statement. This agreement reflects the compensation package necessary to obtain Mr. Fisher's services for the Company and the amount required to compensate him for amounts forfeited by him as a result of his departure from his previous employer.

	During 1994, no change was made to the base salary of $2,000,000 which was established in Mr. Fisher's agreement. Based upon the Company's performance results described earlier in this Report, Mr. Fisher received an annual incentive Award under MAPP of $1,680,000. This represents an Award 12% above Mr. Fisher's target Award of $1,500,000 (75% of his base salary) and was based on the results achieved against the three goals of earnings, cash flow, and revenue with the weightings described earlier. As is stated in the agreement, he received no grant of stock options in 1994.

	Mr. Fisher's agreement also provided for the forgiveness of 20 percent of the principal and all of the accrued interest on two loans which were made to him by the Company, as described on page 20.

Leadership and Organization Development

	In line with the expansion of the Committee's charter, it reviewed leadership and organization development plans, as well as profiles of succession candidates. It discussed executive development strategies designed to provide for leaders capable of creating effective organizations and executing business strategies that will drive the success of the Company.

Company Policy on Qualifying Compensation

	Internal Revenue Code Section 162(m), adopted in 1993, provides that publicly held companies may not deduct in any taxable year compensation in excess of one million dollars paid to any of the individuals named in the Summary Compensation Table which is not "performance-based" as defined in Section 162(m). The Committee believes that, while there may be circumstances in which the Company's interests are best served by maintaining flexibility whether or not the compensation is fully deductible under Section
162(m), it is generally in the Company's best interest to comply with
Section 162(m).

Other Committee Action

The Company operates under the principle that compensation is to be related to performance. To strengthen that linkage, two compensation plans were redesigned and have been approved by the Committee: an executive compensation plan, the Management Variable Compensation Plan (MVCP), which is the new annual incentive plan replacing MAPP; and a broad-based plan, the Wage Dividend Plan. Both plans use Return On Net Assets ("RONA") to measure performance, increasing alignment between the plans and better tying compensation to results achieved. In addition, both plans, unlike their predecessors which paid awards only in cash, allow for the possibility of payment using common stock. The Committee also approved the 1995 Omnibus Long-Term Compensation Plan, a five-year plan which is the successor to the 1990 Omnibus Long-Term Compensation Plan, which expired on January 31, 1995. The descriptions of these plans are found on pages 30 through 51 in this Proxy Statement. The plans are set forth in full in Exhibits A, B and C, commencing on pages 56, 85 and 101, respectively.

	Commencing in 1995, the Company is implementing a new management appraisal process, the Management Performance Commitment Process. This process will measure the performance of each member of management with respect to shareholder satisfaction, customer satisfaction and employee satisfaction/public responsibility.
Various measurement criteria will be used, including financial performance, improvements in health, safety and the environment, achievement of diversity goals, employee development and product leadership. In addition, managers will be appraised on how well they evidence the five corporate values: respect for the dignity of the individual, integrity, trust, credibility and continuous improvement/personal renewal. The result of the appraisal process will impact decisions on the compensation of executives covering base salary, annual incentives and stock options.


	Richard S. Braddock (Chairman)	Robert C. Goizueta
	Alice F. Emerson				John J. Phelan, Jr.


PERFORMANCE GRAPH -- SHAREHOLDER RETURN

	The following graph compares the performance of the Company's common stock with the performance of the Standard & Poor's 500
Composite Stock Price Index ("S&P 500 Index"), the Dow Jones
Industrial Index and a peer group index, by measuring the changes in common stock prices from December 31, 1989, plus assumed reinvested dividends.

	For the prior two years, the Company has chosen a self-constructed peer group index consisting of large "blue chip" companies traded in the U.S. The companies in the peer group are:
American Telephone & Telegraph Co., The Coca-Cola Company, Digital Equipment Corp., The Dow Chemical Co., E. I. Du Pont de Nemours & Co., General Electric Co., International Business Machines Corp., Johnson & Johnson, Merck & Co., Inc., Minnesota Mining & Mfg. Co., Monsanto Company, Philip Morris Companies Inc., Procter & Gamble Co., Westinghouse Electric Corp., and Xerox Corp.

	As a result of the spin-off of Eastman Chemical Company in 1993 and the divestiture of other non-imaging businesses in 1994, the Company has decided to change from the peer group identified above to the Dow Jones Industrial Index.

	The chart assumes that $100 was invested on December 31, 1989 in each of the Company's common stock, the S&P 500 Index, the Dow
Jones Industrial Index and the peer group index, and that all dividends were reinvested. In addition, the graph weighs the constituent companies on the basis of their respective market capitalizations, measured at the beginning of each relevant time period.

               12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
               -------- -------- -------- -------- -------- --------
Eastman Kodak  $100      $106     $129     $113     $163     $182

S&P 500 Index   100        98      128      139      153      154

Dow Jones       100        99      123      133      155      162

Peer Group      100       103      139      139      143      158


ITEM 2 - RATIFICATION OF ELECTION OF INDEPENDENT ACCOUNTANTS

	The Board of Directors, on the recommendation of the Audit Committee, has elected Price Waterhouse LLP, independent accountants of the Company for many years, to serve until the Annual Meeting of shareholders in 1996. The Board of Directors proposes that the shareholders ratify the Board's election of Price Waterhouse LLP as the independent accountants of the Company. Representatives of Price Waterhouse LLP are expected to be present at the meeting and to be available to respond to appropriate questions. They will be given the opportunity to make a statement if they desire to do so.


ITEMS 3, 4 AND 5
MANAGEMENT PROPOSALS ON COMPENSATION

Three plans are being presented to the shareholders for approval.
Two of these, the Eastman Kodak Company 1995 Omnibus Long-Term
Compensation Plan and the Management Variable Compensation Plan, are intended as primarily executive compensation plans. The Wage
Dividend Plan applies to virtually all employees.

Both the Management Variable Compensation Plan and the Wage Dividend Plan were designed as cash compensation plans with the flexibility to pay awards in the form of Company stock as well as cash. Awards paid under the predecessors to these plans have traditionally been in cash. The Company believes that increasing the stock ownership of all employees will result in greater alignment of employee and shareholder objectives.

ITEM 3 - Eastman Kodak Company 1995 Omnibus Long-Term Compensation
Plan

Background

The Board recommends approval of the Eastman Kodak Company 1995 Omnibus Long-Term Compensation Plan (the "Plan"). The Plan is substantially the same as the Eastman Kodak Company 1990 Omnibus Long-Term Compensation Plan ("1990 Omnibus Plan"), which was approved by the shareholders at the 1990 Annual Meeting, and which expired January 31, 1995. The major changes from the 1990 Omnibus Plan were to accomplish the following:

1.	Meet the strict requirements of Section 162(m) of the Internal
Revenue Code of 1986, as amended (the "Code") regarding
"Performance-Based Compensation so that compensation in excess of $1 million will be tax deductible by the Company.

2.	Prohibit the repricing of stock options.

3.	Prohibit stock options and stock appreciation rights ("SARs")
from being granted with an exercise price less than 100% of fair market value on the date of grant.

4.	Allow employees other than management employees to be granted
Awards under the Plan.

5.	Provide that Awards which terminate by expiration, forfeiture, or cancellation without the issuance of shares, are settled in cash in lieu of Common Stock, or are exchanged with the Committee's approval for Awards not involving Common Stock shall not be available again for grant under the Plan.

The full text of the Plan appears in Exhibit A to this Proxy
Statement and should be referred to for a complete description of its provisions. A summary of the material features of the Plan appears below. It is qualified in its entirety by reference to the text of the Plan.

Purpose

The purpose of the Plan is to provide motivation to selected employees of the Company and its subsidiaries to put forth maximum efforts toward the continued growth, profitability and success of the Company and its subsidiaries by providing incentives to such employees through the ownership and performance of the Company's .

As its name implies, the Plan was designed to enable the Company to adapt the long-term incentive compensation of its employees to changing business conditions.

Administration

The Plan provides for administration by a committee (the "Committee"), to be comprised of either the Executive Compensation and Development Committee of the Board or another committee designated by the Board; provided, however, each of the members of the Committee must be both a "disinterested director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 ("Exchange Act") and an "outside director" within the meaning of the Proposed Treasury Regulation Section 1.162-27(e)(3), or any successors thereto. No member of the Committee is eligible to be selected to participate in the Plan. Among the powers granted to the Committee are the authority to interpret the Plan, establish rules and regulations for its operation, select employees of the Company and its subsidiaries to receive Awards and determine the form and amount and other terms and conditions of such Awards. The Plan authorizes the Committee to delegate its authority and duties under the Plan, in certain circumstances; provided, however, only the Committee may select and grant Awards to participants who are subject to Section 16 of the Exchange Act or are a "Covered Employee," as defined in Section 162(m) of the Code (i.e., the Company's Chief Executive Officer and the four most highly paid executive officers).

Eligibility for Participation

All Employees of the Company or any of its 80-percent-or-more owned subsidiaries are eligible to be selected to participate in the Plan; provided, however, only those Employees who are senior level executives are eligible to participate in the Plan's Performance Stock Program. The selection of participants from among the Employees is within the discretion of the Committee. The Committee has not yet determined how many employees are likely to ultimately participate in the Plan. However, the Committee intends to mainly utilize the Plan to grant Awards to those Employees who hold a position of responsibility in a managerial, administrative, or professional capacity who the Committee believes can have a significant effect on the growth, profitability and success of the Company. There are currently approximately 900 Employees of the Company and its subsidiaries in this category.

Types of Awards

The Plan provides for the grant of any or all of the following types of Awards: (1) stock options, including incentive stock options;
(2) SARs in tandem with stock options or freestanding; (3) Common Stock of the Company, including restricted Common Stock; (4) Common Stock units; (5) performance units; (6) performance shares; (7) shares of the Company's Common Stock under the Performance Stock Program; and (8) any other Award established by the Committee which is consistent with the Plan's purpose. Such Awards may be granted singly, in combination, or in tandem as determined by the Committee.

Amendment of Plan

The Committee may suspend, amend or terminate the Plan at any time, with or without prior notice; provided, however, it may not, without shareholder approval, adopt any amendment which would require the vote of the shareholders pursuant to Section 16 of the Exchange Act. Further, the Committee may not, without shareholder approval, adopt any amendment requiring shareholder approval pursuant to Section 162(m) of the Code, but only insofar as such amendment affects Covered Employees.

Available Shares

The Plan authorizes the Committee to grant Awards during the period from February 1, 1995 through December 31, 1999; except that the Committee may grant Awards under the Performance Stock Program after such date in recognition of performance for performance cycles commencing prior to such date. Sixteen million shares of Common Stock of the Company are available for grant under the Plan. Shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares, or are settled in cash in lieu of Common Stock, will not again be available for grant under the Plan. The maximum number of shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional performance shares.

Limitation on Awards

The maximum number of shares of Common Stock which shall be available for Awards granted in the form of Stock Awards, performance units or performance shares (including those issued in the form of performance awards) under the Plan during its term shall be 5,000,000. The maximum performance award payable to any one Participant under the Plan for a Performance Period is 50,000 shares of Common Stock or, in the event the Performance Award is paid in cash, the equivalent cash value thereof. The maximum number of shares for which stock options may be granted to any one Participant for a Performance Period is 200,000. The maximum number of shares for which SARs may be granted under the Plan to any one Participant for a Performance Period is also 200,000. The maximum award payable to any one Participant under the Performance Stock Program for a Performance Cycle is 50,000 shares of Common Stock.

Stock Options

Under the Plan, the Committee may grant Awards in the form of options to purchase shares of the Company's Common Stock. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and time of the option's exercise and the exercise price per share of stock subject to the option. In no event, however, may the exercise price of a stock option be less than 100 percent of the fair market value of the Company's Common Stock on the date of the stock option's grant. Upon exercise, the option price may, at the discretion of the Committee, be paid by a Participant in cash, shares of Common Stock, a combination thereof, or such other consideration as the Committee may deem appropriate. The Plan prohibits the repricing of stock options. Any stock option granted in the form of an incentive stock option will satisfy the applicable requirements of Section 422 of the Code.

Stock Appreciation Rights

The Plan authorizes the Committee to grant SARs either in tandem with a stock option ("Tandem SARs") or independent of a stock option ("Freestanding SARs"). An SAR is a right to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the SAR's exercise price to the market value on the date of its exercise.

A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. A Tandem SAR shall be exercisable to the extent its related stock option is exercisable, and the exercise price of such an SAR shall be the same as the option price under its related stock option. Upon the exercise of a stock option as to some or all of the shares covered by the Award, the related Tandem SAR shall be canceled automatically to the extent of the number of shares covered by the stock option exercise.

The Committee will, with regard to a Freestanding SAR, determine the number of shares of the Company's Common Stock subject to the SAR, the manner and time of the SAR's exercise, and the exercise price of the SAR. However, the exercise price of a Freestanding SAR will in no event be less than 100 percent of the fair-market value of the Common Stock, on the date of the grant of the Freestanding SAR.

Stock Awards

The Plan authorizes the Committee to grant Awards in the form of shares of Common Stock, restricted shares of Common Stock, and Common Stock units ("Stock Awards"). Such Awards will be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate including, but not by way of limitation, restrictions on transferability and continued employment. The Plan gives the Committee the discretion to accelerate the delivery of a Stock Award.

Performance Shares

The Plan allows for the grant of "performance shares." For purposes of the Plan, "performance shares" means either shares of Common Stock of the Company or units which are expressed in terms of Common Stock of the Company. Such Awards will be contingent upon the attainment of certain performance objectives over a period to be determined by the Committee. The performance objectives to be achieved during such period and the measure of whether and to what degree such objectives have been attained will also be determined by the Committee.

Performance Units

Awards may also be granted in the form of performance units which are units valued by reference to criteria chosen by the Committee, other than the Company's Common Stock. Performance units are similar to performance shares in that they are contingently Awarded based on the attainment of certain performance objectives over a fixed period. The length of such period, the performance objectives to be achieved during the period, and the measure of whether and to what degree such objectives have been achieved will be determined by the Committee.

Performance Awards

This form of Award enables the Committee to treat those Awards granted under the Plan in the form of Stock Awards, performance shares and performance units as "Performance-Based Compensation" under Section 162(m) of the Code and thus preserve the deductibility of such Awards by the Company for Federal income tax purposes. Since 162(m) of the Code only applies to those Employees who are "Covered Employees," as defined in Section 162(m) of the Code, only Covered Employees are eligible for Performance Awards.

Those Covered Employees who are designated by the Committee as Participants for a given Performance Period shall only be entitled to receive a Performance Award for such period to the extent that the pre-established objective Performance Goals set by the Committee for such period are attained. With regards to a particular Performance Period, the Committee shall have the discretion, subject to the Plan's terms, to select the length of the Performance Period, the type(s) of Performance Awards to be issued, the Performance Goal(s) that will be used to measure performance for the period and the Performance Formula that will be used to determine what portion, if any, of the Performance Award has been earned for the period. Such discretion shall be exercised by the Committee in writing within the first 90 days of the Common Stock and performance for the period shall be measured by the Committee upon the period's close. In determining the actual size of an individual Performance Award for a Performance Period, the Committee may through its use of negative discretion reduce or eliminate such Award. Generally, a Participant will have to be employed on the last day of a Performance Period in order to be eligible for a Performance Award for such period.

Performance Stock Program

Through the Plan's Performance Stock Program (the "Program") the Committee intends to continue the long-term stock based compensation program, i.e., the 1993-1995 Restricted Stock Program, that it began under the 1990 Omnibus Plan for selected senior executives. A description of the 1993-1995 Restricted Stock Program appears in the sections of this Proxy Statement entitled "Long-Term Incentive Plan" and "Report On Executive Compensation By the Executive Compensation and Development Committee." Among the purposes of the Program are to motivate and reward selected senior executives to undertake actions to increase the price of the Company's Common Stock by linking a meaningful portion of their compensation to the achievement of specific long-term financial objectives of the Company. Awards under the Program are intended to qualify as "Performance-Based Compensation" under Section 162(m) of the Code.

Participation in the Program will be limited to a small group of senior level executives of the Company and its subsidiaries who are expected to have the most influence and accountability for the Company's future performance. Although the Committee has not yet determined exactly how many senior level executives will participate in the Program, it is generally believed that the Program will be limited to approximately 35 to 40 Participants. The Committee expects the Program to generally operate in the following fashion.

Awards granted under the Program will provide Participants with the opportunity to earn shares of the Company's Common Stock, subject to such terms and conditions as the Committee may determine. Each Award granted under the Program for a Performance Cycle will consist of a Target Award expressed as a fixed number of shares of Common Stock.

Each Performance Cycle will consist of three consecutive calendar years. These cycles will operate concurrently. That is, a new Performance Cycle will commence annually. However, a Performance Cycle of 2 calendar years will commence in 1995 and, thus, coincide with the three-year Performance Cycle which will commence in 1995. The purpose of this is to establish the potential for consecutive annual Award payments starting at the end of 1996.

Within the first 90 days of a Performance Cycle, the Committee shall establish written objective performance goals for the cycle from the listed performance criteria set forth in the Plan. In no event will Awards be paid for the cycle unless these Performance Goals are attained. At the same time, the Committee will establish in writing the Performance Formula for the cycle which shall determine, assuming the Performance Goals for the cycle are achieved, what percentage of the Participant's Target Award for the cycle has been earned.

After the close of each Performance Cycle, the Committee shall determine whether the Performance Goals for the cycle have been achieved and, if so, calculate, based upon application of the Performance Formula to the Performance Goals for the cycle, what percentage of each Participant's Target Award has been earned for the cycle. In determining the actual Award amount to be paid to a Participant, the Committee shall have the authority to reduce or eliminate the Target Award earned by the Participant, based upon any objective or subjective criteria it deems appropriate.

Except in the case of a Change In Control, in the event that a Participant's employment is terminated prior to completion of a Performance Cycle for any reason other than death, Disability, Retirement or termination due to an Approved Reason, all of the Awards granted to the Participant for such cycle shall be forfeited. If the event a Participant's employment is terminated by reason of death, Disability, Retirement or for an Approved Reason prior to the date payment of the Awards for such cycle is made, he or she shall receive, assuming Awards are earned for such cycle, a pro rata Award based upon his or her employment during the cycle prior to termination of employment.

Other Terms of Awards

Awards may be paid in cash, Common Stock, a combination of cash and Common Stock, or any other form of property, as the Committee shall determine. If an Award is granted in the form of a Stock Award, stock option, or performance share, or in the form of any other stock-based grant, the Committee may include as part of such Award an entitlement to receive dividends or dividend equivalents. At the discretion of the Committee, payment of a Stock Award, performance share, performance unit, dividend, or dividend equivalent may be deferred by a Participant.

The Plan provides for the forfeiture of Awards in the event of termination of employment for a reason other than death, disability, retirement, or any Approved Reason. The Plan authorizes the Committee to promulgate administrative guidelines for the purpose of determining what treatment will be afforded to a Participant under the Plan in the event of his death, disability, retirement, or termination for an Approved Reason.

Upon the grant of any Award, the Committee may, by way of an Award Notice or otherwise, establish such other terms, conditions, restrictions and/or limitations governing the grant of such Award as are not inconsistent with the Plan.

Change In Control/Change In Ownership

In the event of a Change In Control (as defined in the Plan), a Participant whose employment is terminated, for a reason other than death, Disability, Cause, voluntary resignation or Retirement, within two years of the date of such event would be entitled to the following treatment under the Plan: (i) all of the terms, conditions, restrictions and limitations in effect on any of the Participant's outstanding Awards would immediately lapse, (ii) all of the Participant's outstanding Awards would automatically become one hundred percent (100%) vested, (iii) all of the Participant's outstanding stock options, SARs, Common Stock units, performance shares, and other stock-based Awards would be immediately cashed out on the basis of the Change In Control price (as defined in the Plan) and (iv) all of the Participant's outstanding performance units would be cashed out. Such payments would be made as soon as possible, but no later than the 90th day following such event.

The Plan also provides that upon a Change in Ownership, all Participants, regardless of whether their employment is terminated, would automatically receive the same treatment afforded to a terminated Participant under the Plan in the event of a Change In Control. The Plan defines a Change In Ownership as a Change In Control which results in the Company's Common Stock ceasing to be actively traded on the New York Stock Exchange.

New Plan Benefits

The only Awards that have been made to date under the Plan are those under the Plan's Performance Share Program. The table below shows these Awards.


                                         NEW PLAN BENEFITS
EASTMAN KODAK COMPANY 1995 OMNIBUS LONG-TERM COMPENSATION PLAN
                  Dollar Value of Performance Shares(1)        Number of
Name and                                                       Performance
Position          Threshold(2)   Target(2)      Maximum(2)     Shares
- ---------------   -------------  ------------   -------------  -------------
G. M. C. Fisher, Chairman, President & CEO
1995-1996 Cycle   $  323,156     $  646,313      $  969,469    13,500
1995-1997 Cycle   $  323,156     $  646,313      $  969,469    13,500

R. T. Bourns, Senior Vice President
1995-1996 Cycle   $   95,152     $  190,303      $  285,455      3,975
1995-1997 Cycle   $   95,152     $  190,303      $  285,455      3,975

H. L. Kavetas, Executive Vice President
1995-1996 Cycle   $  157,389     $  314,778     $  472,167      6,575
1995-1997 Cycle   $  157,389     $  314,778     $  472,167      6,575

W. J. Prezzano, Executive Vice President
1995-1996 Cycle   $  143,625     $  287,250     $  430,875      6,000
1995-1997 Cycle   $  143,625     $  287,250     $  430,875      6,000

L. J. Thomas, Executive Vice President
1995-1996 Cycle   $  168,759     $  337,519      $  506,278      7,050
1995-1997 Cycle   $  168,759     $  337,519      $  506,278      7,050

All executive
officers, including the above
1995-1996 Cycle   $1,188,497    $2,376,994      $3,565,491      49,650
1995-1997 Cycle   $1,188,497    $2,376,994      $3,565,491      49,650

All Directors
who are not
executive
officers          N/A            N/A            N/A            N/A

All employees,
excluding
executive
Officers
1995-1996 Cycle   $1,011,958     $2,023,916      $3,035,874     42,275
1995-1997 Cycle   $1,011,958     $2,023,916      $3,035,874     42,275


(1) The Dollar Value is based upon a per share price of $47.875 which was the closing price of the Company's Common Stock on the New York Stock Exchange for February 1, 1995.
(2) These represent amounts that could be paid out at the end of the applicable Performance Cycle, based on the Company's performance in relation to the pertinent Performance Goals. If performance does not meet the threshold, no Awards will be paid. Actual Awards may be reduced by the Committee through the exercise of negative discretion.


The Committee has made no determinations with respect to grants of stock options under the Plan. Further, since the grant of stock options under the Plan is entirely within the Committee's discretion, it is not possible to determine the amount of stock options that would have been granted for the last completed fiscal year if the Plan had been in effect.

Federal Income Tax Consequences

The following is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws related to Awards under the Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.

A Participant who is granted an incentive stock option does not realize any taxable income at the time of the grant or at the time of exercise. Similarly, the Company is not entitled to any deduction at the time of grant or at the time of exercise. If the Participant makes no disposition of the shares acquired pursuant to an incentive stock option before the latter of two years from the date of grant of such option and one year from the exercise of such option, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for Federal income tax purposes.

The Participant who is granted a non-qualified stock option does not have taxable income at the time of grant, but does have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. The Company is entitled to a corresponding deduction for the same amount.

The grant of an SAR will produce no Federal tax consequences for the Participant or the Company. The exercise of an SAR results in taxable income to the Participant, equal to the difference between the exercise price of the shares and the market price of the shares on the date of exercise, and a corresponding deduction to the Company.

A Participant who has been granted either performance units or performance shares expressed in the form of units of Common Stock will not realize taxable income at the time of the grant, and the Company will not be entitled to a deduction at such time. A Participant will realize ordinary income at the time the Award is paid, and the Company will have a corresponding deduction.

A Participant who has been granted an Award of restricted shares of Common Stock will not realize taxable income at the time of the grant, and the Company will not be entitled to a deduction at the time of the grant, assuming that the restrictions constitute a substantial risk of forfeiture for Federal income tax purposes. When such restrictions lapse, the Participant will receive taxable income in an amount equal to the excess of the fair-market value of the shares at such time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding deduction.

The Award of an outright grant of Common Stock to a Participant will produce immediate tax consequences for both the Participant and the Company. The Participant will be treated as having received taxable compensation in an amount equal to the then fair-market value of the Common Stock distributed to him or her. The Company will receive a corresponding deduction for the same amount.

Limitation on Income Tax Deduction

Under Section 162(m) of the Code the Company may be limited as to Federal income tax deductions to the extent that total compensation paid to any one Covered Employee exceeds $1,000,000 in any one year. The Company can preserve the deductibility of certain compensation in excess of $1,000,000, however, provided that it complies with the conditions imposed by Section 162(m) of the Code, including the payment of "Performance-Based Compensation" pursuant to a plan approved by the shareholders. The Plan has been designed to enable any Award granted by the Committee under the Plan to a Covered Employee to qualify as "Performance-Based Compensation" under Section 162(m) of the Code.

Other Information

The closing price of the Company's Common Stock reported on the New York Stock Exchange for February 1, 1995 was $47.875 per share.


The Board of Directors recommends a vote FOR approval of Eastman
Kodak Company 1995 Omnibus Long-Term Compensation Plan.


ITEM 4 - Management Variable Compensation Plan

Background

The Company is proposing for shareholder approval the Management
Variable Compensation Plan (hereinafter called "MVCP" or the "Plan").

In furtherance of its belief that the continued success of the Company depends upon its ability to attract, retain and motivate employees and its desire to more closely align the compensation of its management level employees with the Company's performance goals, and in view of recent tax legislation which imposes limits on the Company's ability to deduct compensation payable to the Company's Chief Executive Officer and four most highly paid executive officers, the Executive Compensation and Development Committee of the Board of Directors (the "Compensation Committee") undertook a review of the annual incentive plan for the Company's management level employees. This review determined that while the Company's Management Annual Performance Plan ("MAPP") has served its intended purposes, it should be replaced by a new performance-based, profit-focused, annual compensation plan. In light of this determination, the Board of Directors approved the adoption of the Plan, effective January 1, 1995, subject to approval by the Company's shareholders.

Unlike its predecessor, MVCP covers not only the Company's U.S. based key employees, but also all of the Company's other Key Employees located throughout the world. The Compensation Committee believes that an annual incentive plan that is worldwide will provide management with uniform Award opportunities.

This new plan provides for the issuance of Awards in the form of the Company's Common Stock in addition to cash. By providing equity ownership opportunities and performance-based incentives, the Compensation Committee believes that the Plan will better align the interests of the Company's Key Employees with those of its shareholders.

Like the Company's Wage Dividend Plan, upon which shareholder approval is also being sought by way of this Proxy Statement, MVCP will use as its key performance measure the Company's Return on Net Assets ("RONA").

Summary of the Management Variable Compensation Plan

The full text of the MVCP is set forth in Exhibit B to this Proxy
Statement and should be referred to for a complete description of its provisions. This summary of the Plan is qualified in its entirety by reference to the text of the Plan.

Purposes

The purposes of the Plan are to provide an annual performance-based, profit-driven, annual incentive Award in order to attract, retain and motivate the Company's Key Employees and to endeavor to maintain the tax-deductible status of such incentive payments to the Company's Chief Executive Officer and four most highly paid executive officers (the "Covered Employees"). The Plan has been designed and will be administered to grant "performance-based" Awards which are intended to qualify for Federal tax deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

Administration

The Plan provides for administration by a committee (the "Committee"), to be comprised of either the Compensation Committee or another committee designated by the Board; provided, however, each of the members of the Committee must be both a "disinterested director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 ("Exchange Act") and an "outside director" within the meaning of the Proposed Treasury Regulation Section 1.162-27(e)(3), or any successors thereto. No member of the Committee is eligible to be selected to participate in the Plan. Among the powers granted to the Committee are the authority to interpret the Plan, establish rules and regulations for its operation, select Key Employees to participate in the Plan and determine the form and amount and other terms and conditions of an Award. The Plan authorizes the Committee to delegate its authority and duties under the Plan in certain circumstances; provided, however, that only the Committee may select and grant Awards to Participants who are Covered Employees.

Eligibility for Participation

All Key Employees of the Company and its majority-owned subsidiaries are eligible to be selected to participate in the Plan for any Performance Period (which shall, generally, be the fiscal year of the Company). The selection of Participants from among Key Employees is within the discretion of the Committee. However, the fact that a Key Employee is a Participant for a Performance Period shall not entitle such Participant to receive an Award for such period. The payment of Awards for a Performance Period is within the Committee's discretion and contingent upon performance during such period.

The approximate number of Key Employees who are currently eligible to participate in the Plan is approximately 900.

Form of Awards

Awards under the Plan may, in the discretion of the Committee, be paid in cash, Common Stock of the Company or a combination of the foregoing. The Committee may, in its sole judgment, subject an Award to such terms, conditions and restrictions as it deems appropriate.

Performance Goals

The key performance criterion upon which Awards shall be based under the Plan is the Company's Return on Net Assets ("RONA"). For purposes of the Plan, RONA is calculated by dividing the Company's Net Income for the Performance Period by its Average Net Assets for the same period. The Committee has the authority to adjust the calculation of the Company's Net Income and Net Assets for the Performance Period in order to prevent the dilution or enlargement of the rights of Participants in the event of extraordinary transactions, events, gains, losses and similar circumstances; provided, however, no such adjustment may be made with regard to the Covered Employees to the extent such adjustment would cause their Awards to fail to qualify as "Performance-Based Compensation" for purposes of Section 162(m) of the Code.

RONA shall serve as the basis for establishing the Performance
Goal(s) for each Performance Period under the Plan. In no event may any Awards be issued to a Covered Employee for a Performance Period unless the Performance Goal for such period is achieved.

In addition to setting the Performance Goal(s) for the Performance Period, the Committee shall, within the first 90 days of each Performance Period, also establish in writing for such Performance
Period: those Key employees who will be Participants, the Performance Formula, and the method of allocating a portion of the Maximum Award Pool to each Covered Employee.

Procedure for Determining Awards

By way of background, the procedure for determining Awards for a Performance Period entails the following five-step process which shall be performed by the Committee upon the close of each Performance Period: (1) determination of the Maximum Award; (2) determination of the Maximum Award Pool; (3) allocation of Maximum Award Pool to the Covered Employees; (4) determination of the Actual Award Pool; and (5) allocation of Actual Award Pool among individual Participants.

The Plan provides for an award pool to be established for each Performance Period. The amount of this pool, referred to in the Plan as the "Maximum Award Pool," serves as the basis for calculating the maximum amount of Awards that may be granted to all Participants for the Performance Period. The total pool need not be awarded and, further, may be reduced in the judgment of the Committee. The pool is calculated by adding together the Maximum Award for the Performance Period plus a Carryforward Amount, if any exists from a previous Performance Period.

The Maximum Amount is that part of the Maximum Award Pool which is funded based on the Company's performance for the Performance Period. It is the dollar amount earned under the objective qualitative Performance Formula established by the Committee for the Performance Period. The performance measure under this formula is the Company's RONA performance for the Performance Period. To the extent RONA for the Performance Period does not achieve the Committee's Performance Goal(s), there will be no Maximum Award for the period.

The other component of the Maximum Award Pool is the Carryforward
Amount.  This represents amounts previously earned for prior
Performance Periods, but not paid out in the form of Awards to Participants.

Upon calculation of the Maximum Award Pool for a Performance Period, the Committee shall, to the extent the Performance Goal(s) for the period have been achieved, calculate what portion of the Maximum Award Pool should be allocated to each Covered Employee. This shall be done through the use of the objective allocation method adopted by the Committee upon commencement of the Performance Period. Through its authority to exercise negative discretion, the Committee may, however, reduce or eliminate the portion of the Maximum Award Pool allocated to any Covered Employee.

The Committee may also exercise negative discretion with regards to the entire Maximum Award Pool. The Plan authorizes the Committee to reduce or eliminate the Maximum Award Pool for a Performance Period based upon such factors, indicia, standards, goals and/or measures it determines in the exercise in its sole discretion. To the extent the Committee exercises negative discretion in such fashion, the amount resulting, if any, termed by the Plan as the "Actual Award Pool," becomes the maximum amount from which Awards may be issued for the Performance Period.

The Plan authorizes the Committee to allocate the Actual Award Pool among the Participants based on such factors, indicia, standards, goals, and measures as it determines in the exercise of its sole discretion. For example, in performing such allocation for a Performance Period, the Committee may consider such factors as the Participant's position, level of responsibility, Target Award and contribution to the success of the Company, the performance of the Company or the Participant's organizational unit, and business unit, division and/or department achievements.

Awards for a Performance Period

In accordance with Section 162(m) of the Code, the Plan provides for written certification by the Committee as to whether the Performance Goals for the Performance Period have been achieved and, if so, the amounts allocated to each Covered Employee from the Maximum Award Pool. Such certifications will be made after the end of each Performance Period and prior to payment of any Awards for the period.

Upon completion of these written certifications, Awards, to the extent approved by the Committee, shall be paid as soon as practicable. Such Award shall be paid in such form(s) as the Committee determines from the permissible forms described in the Plan. With Committee approval, payment of an Award may be deferred in whole or in part by a Participant.

The maximum amount payable to any one Covered Employee under the Plan for a Performance Period is $4,000,000. However, the maximum amount need not be Awarded to any Covered Employee. The Committee retains negative discretion to reduce or eliminate the amount of any Award for a Covered Employee.

Additional Awards

As mentioned above, the difference, if any, between the Maximum Award Pool and Actual Award Pool for a given Performance Period will be added to the Carryforward Amount from which Awards may be made for future Performance Periods. In addition, outside the context of a Performance Period, the Plan grants the Committee the continuing authority to issue Awards from the Carryforward Amount at such times, in such amounts and subject to such terms and conditions as it determines in the exercise of its sole discretion. Such Awards, however, may only be granted to those Key Employees who are not Covered Employees and must be issued in one or more of the forms described earlier. Upon the issuance of any such Award, a corresponding reduction shall be made to the Carryforward Amount to reflect the amount of the Award.

Change In Control/Change In Ownership

In the event of a Change In Control (as defined in the Plan), a Participant whose employment is terminated, for a reason other than death, disability, cause, voluntary resignation or retirement, within two years of the date of such event would be entitled to the following treatment under the Plan: (i) all of the terms, conditions, restrictions and limitations in effect on any of the Participant's outstanding Awards would immediately lapse, (ii) except where pro rata vesting is required, all of the Participant's outstanding Awards would automatically become one hundred percent (100%) vested,
(iii) a pro rata Award for the Performance Period in which the Participant terminates employment would be paid to the Participant and (iv) all of the Participant's earned but unpaid and/or deferred Awards would be paid to the Participant. Such payment would be made as soon as possible, but no later than the 90th day following his or her termination of employment.

The Plan also provides that upon a Change in Ownership all Participants, regardless of whether their employment is terminated, would automatically receive the same treatment afforded to a terminated Participant under the Plan in the event of a Change In Control. The Plan defines a Change In Ownership as a Change In Control which results in the Company's Common Stock ceasing to be actively traded on the New York Stock Exchange.

Amendment/Termination

The Committee may suspend, amend or terminate the Plan at any time, with or without prior notice; provided, however, it may not, without shareholder approval, adopt any amendment which would require the vote of the shareholders pursuant to Section 16 of the Exchange Act. Further, the Committee may not, without shareholder approval, adopt any amendment requiring shareholder approval pursuant to Section 162(m) of the Code, but only insofar as such amendment affects Covered Employees.


New Plan Benefits

The Plan became effective January 1, 1995, subject to approval of the shareholders at the Annual Meeting. Amounts payable under the Plan are based on future Company performance and contingent on the right of the Committee to exercise negative discretion to reduce or eliminate Award amounts. Accordingly, Awards for the 1995 Performance Period and future Performance Periods are not determinable at this time. Further, given that the Performance Goals for a Performance Period are established in advance based upon anticipated Company performance for the period, it is also not possible to determine amounts which would have been paid for the last completed fiscal year if the Plan had been in effect.

Federal Income Tax Consequences

Under current Federal tax law, the following are the Federal income tax consequences generally arising with respect to Awards under the Plan.

Awards paid in the form of cash will be included in income at the time of receipt and will be subject to tax at ordinary income tax rates. The Award of an outright grant of Common Stock will produce similar tax consequences to the Participant. The Participant will be treated as having received compensation in an amount equal to the then fair-market value of the Common Stock. A Participant who has been granted an Award of restricted shares of Common Stock will not realize taxable income at the time of grant, assuming the restrictions constitute a substantial risk of forfeiture for Federal income tax purposes. When such restrictions lapse, the Participant will receive taxable income in an amount equal to the fair-market value of such shares at such time.

Any Awards that are properly deferred under the terms of the Eastman Kodak Employees' Savings and Investment Plan, the Eastman Kodak Company 1982 Executive Deferred Compensation Plan or such other applicable deferred compensation plan of the Company will be taxable when actually or constructively received under the terms of such plan.

At the time a Participant realizes income from an Award, the Company will generally be entitled to a deduction for Federal income tax purposes equal to the amount of such income realized by the Participant. Deductions for amounts deferred shall be subject to and limited by the provisions of Section 404 of the Code. Under Section 162(m) of the Code, the Company may be limited as to Federal income tax deductions to the extent total compensation to any one Covered Employee exceeds $1,000,000 in any one year. The Company can preserve the deductibility of certain compensation in excess of $1,000,000, however, provided that it complies with the conditions imposed by Section 162(m) of the Code, including the payment of "Performance-Based Compensation" pursuant to a plan approved by shareholders. The Plan is intended to comply with Section 162(m) of the Code by qualifying all payments to Covered Employees under the Plan as "Performance-Based Compensation."

Other Information

The closing price of the Company's Common Stock reported on the New York Stock Exchange for February 1, 1995 was $47.875 per share.


The Board of Directors recommends a vote FOR approval of Management Variable Compensation Plan.


ITEM 5- Wage Dividend Plan

Background

The Company is proposing for shareholder approval the Wage Dividend
Plan.

In 1912, Company founder George Eastman introduced a program called the "wage dividend" to provide employees with tangible recognition for their contributions to the Company's success.

Today, the Board believes the wage dividend still assists the Company in attracting, motivating, and retaining its employees. It also feels that employees should have the potential to be rewarded for their contributions to the Company's growth and success through such an annual incentive program, tied directly to the Company's financial performance goals.

In view of recent tax legislation that imposes limits on the Company's ability to deduct compensation paid to its Chief Executive Officer and four most highly paid executive officers (the "Covered Employees"), the Executive Compensation and Development Committee of the Board (the "Compensation Committee") has decided to formalize the wage dividend as a performance-based plan. Under this new plan, entitled the "Wage Dividend Plan" (the "Plan"), all Awards granted to Covered Employees are intended to qualify for Federal tax deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code").

The Plan is intended to tie future Awards to Company performance. Most importantly, the size of any Wage Dividend paid under the Plan will be based upon the effectiveness with which the Company generates earnings and utilizes its assets as measured by its Return on Net Assets ("RONA"). This is the same performance measure that will be used to determine Awards under the Company's Management Variable Compensation Plan, upon which shareholder approval is also being sought by way of this Proxy Statement.

Subject to approval of the Company's shareholders, the Board of Directors approved the adoption of the Plan, effective January 1, 1995.

Summary of the Wage Dividend Plan

The full text of the Plan is set forth in Exhibit C of this Proxy
Statement, and should be referred to for a complete description of its provisions. The following summary of the Plan is qualified in its entirety by reference to the text of the Plan.

Purposes

The purposes of the Plan are to assist the Company in attracting, motivating and retaining its Employees by rewarding Employees for their contributions to the Company's growth and success, provided Company performance meets or exceeds established Performance Goals, and to endeavor to qualify the Awards granted to Covered Employees under the Plan as "Performance-Based Compensation" as defined in
Section 162(m) of the Code.

Term

The Plan shall be effective from January 1, 1995 through December 31,
1999.

Eligibility and Participation

All Employees of the Company are eligible to participate in the Plan. However, in order to be eligible for an Award for a Performance Period (fiscal year), an Employee must be designated as a Participant by the Participation Rules adopted by the Committee within the first 90 days of the Performance Period. For 1995, participation is generally limited to Employees of the Company working in the United States. The fact that an Employee is a Participant shall not entitle such Participant to receive an Award for the Performance Period. Company performance relative to established Performance Goals shall be the primary basis for calculating what Awards, if any, shall be paid to Participants.

The approximate number of Employees who are currently eligible to participate in the Plan is 48,500.

Administration

The Plan provides for administration by a committee (the "Committee"), to be comprised of either the Compensation Committee or another committee designated by the Board; provided, however, each of the members of the Committee must be both a "disinterested director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and an "outside director" within the meaning of the Proposed Treasury Regulation Section 1.162-27(e)(3), or any successors thereto. The authority of the Committee includes, but is not limited to, the exclusive right to interpret the Plan, establish rules and regulations for its operation, select Employees of the Company and its subsidiaries to receive Awards and determine the form, amount and other terms and conditions of such Awards. Except to the extent prohibited by law, the Committee may delegate some or all of its authority under the Plan.

Form of Awards

Awards may, at the Committee's discretion, be issued and paid in cash, Common Stock, stock equivalents, or a combination of the foregoing.

Procedure for Determining Awards

Within the first 90 days of a Performance Period, the Committee shall establish in writing for such Performance Period: the Participation Rules; Performance Goal(s); and the Performance Formula.

Performance Goals, Criterion, and Formula

The Performance Goals are the goals established by the Committee for a Performance Period based upon RONA, the Plan's sole performance criterion. RONA shall be calculated by dividing the Company's Net Income for the Performance Period by its Average Net Assets for the same period. The Performance Formula is the objective formula applied against the Performance Goals to determine whether Awards have been earned for the Performance Period, and, if so, the amount of such Awards. For the 1995 Performance Period, a threshold RONA of 13.10% has been established by the Committee. If this threshold is attained the wage dividend multiplier to be applied to Participants' qualifying compensation will be 0.05%.

Limitation of Awards

Participants in the Plan shall be eligible to receive Awards for a Performance Period only if both the Performance Goals for such period are achieved, and the Performance Formula applied against such goals determines that Awards have been earned for the period. The maximum Award payable to a Covered Employee under the Plan for a Performance Period shall be $700,000.

Adjustments to Performance Criterion and Goals

The Committee is authorized at any time to adjust or modify the calculation of Net Income, Net Assets and/or the Performance Goals in order to prevent the dilution or enlargement of the rights of Participants in recognition of, or in anticipation of, extraordinary, unusual, or non-recurring items, transactions, events, or developments, such as changes in accounting principles or economic and business conditions. However, if and to the extent the exercise of such authority after the first 90 days of a Performance Period would cause the Awards granted to the Covered Employees for the Performance Period to fail to qualify as "Performance-Based Compensation" under Section 162(m) of the Code, then such authority shall only be exercised with respect to those Participants who are not Covered Employees.

Payment of Awards for a Performance Period

Following the completion of each Performance Period, the Committee shall meet to certify whether, and to what extent, the Performance Goals for the Performance Period have been achieved. If the goals have been achieved, it shall calculate the amount of the Award earned by each Covered Employee and the size of Awards earned by all other Participants. In determining the actual size of the Awards to be paid to a Covered Employee for a Performance Period, the Committee may, through the use of negative discretion, reduce or eliminate the amount of the Awards earned under the Performance Formula for the Performance Period, if, in is sole judgment, such reduction or elimination is appropriate. Prior to or coincident with its performance of these certifications, the Committee shall, in its sole discretion, determine the form(s) in which to grant Awards under the Plan for such period. Unless deferred, Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following the completion of the certification procedure. At the Committee's discretion, Participants may elect to defer payment of all or a portion of his/her Award, subject to applicable terms, conditions, and limitations, of the Eastman Kodak Employees' Savings and Investment Plan and/or the Eastman Kodak Company 1982 Executive Deferred Compensation Plan.

Available Shares Under the Plan

The maximum number of shares of Common Stock of the Company which shall be available for grant of Awards under the Plan during its term shall not exceed 4 million.

New Plan Benefits

The Plan became effective January 1, 1995, subject to approval of the shareholders at the Annual Meeting. Amounts payable under the Plan are based on future Company performance and contingent on the right of the Committee to exercise negative discretion to reduce or eliminate Award amounts payable to Covered Employees. Accordingly, Awards for the 1995 Performance Period and future Performance Periods are not determinable at this time. Further, given that the Performance Goals for a Performance Period are established in advance based upon anticipated Company performance for the period, it is also not possible to determine amounts which would have been paid for the last completed fiscal year if the Plan had been in effect.

Federal Income Tax Consequences

Under current Federal tax law, the following are the Federal income tax consequences generally arising with respect to Awards under the Plan.

Awards paid in the form of cash will be included in income at the time of receipt and will be subject to tax at ordinary income tax rates. The Award of an outright grant of Common Stock will produce similar tax consequences to the Participant. The Participant will be treated as having received compensation in an amount equal to the then fair market value of the Common Stock. A Participant who has been granted an Award of restricted shares of Common Stock will not realize taxable income at the time of grant, assuming the restrictions constitute a substantial risk of forfeiture for Federal income tax purposes. When such restrictions lapse, the Participant will receive taxable income in an amount equal to the fair market value of such shares at such time.

Any Awards that are properly deferred under the terms of the Eastman Kodak Employees' Savings and Investment Plan, the Eastman Kodak Company 1982 Executive Deferred Compensation Plan or such other applicable deferred compensation plan of the Company will be taxable when actually or constructively received under the terms of such plan.

At the time a Participant realizes income from an Award, the Company will generally be entitled to a deduction for Federal income tax purposes equal to the amount of such income realized by the Participant. Deductions for amounts deferred shall be subject to and limited by the provisions of Section 404 of the Code. Under Section 162(m) of the Code, the Company may be limited as to Federal income tax deductions to the extent total compensation to any one Covered Employee exceeds $1,000,000 in any one year. The Company can preserve the deductibility of certain compensation in excess of $1,000,000, however, provided that it complies with the conditions imposed by Section 162(m) of the Code, including the payment of "Performance-Based Compensation" pursuant to a plan approved by shareholders. The Plan is intended to comply with Section 162(m) of the Code by qualifying all payment to Covered Employees under the Plan as "Performance-Based Compensation."

The Board of Directors recommends a vote FOR approval of Wage
Dividend Plan.


ITEM 6
SHAREHOLDER PROPOSAL


Shareholders, whose names, addresses and shareholdings will be furnished by the Company promptly upon receipt of any request therefor, have given notice of their intention to introduce the following proposal at the Annual Meeting.

"EQUAL EMPLOYMENT REPORT

	We believe there is a strong need for corporate commitment to equal employment opportunity. We also believe a clear policy opposing all forms of discrimination is a sign of a socially responsible corporation. Since a substandard equal employment opportunity record leaves a company open to expensive legal action, poor employee morale and even the loss of certain types of business, we believe it is in the company's and shareholder's interests to have information on our company's equal employment record available.

	One of the country's largest institutional investors the California Public Employees' Retirement System includes workplace performance guidelines as part of their corporate performance criteria. The Department of Labor's Glass Ceiling Commission has for the last four years conducted studies with the help of a number of corporations and in 1994 held public hearings to ascertain the status of equality and diversity in Corporate America. In 1995 the Commission will report to the President their recommendations.

	As a major employer we are in a position to take the lead in ensuring that employees receive fair employment opportunities and promotions. We believe a report containing the basic information requested in this resolution keeps the issue high on top management's and the Board of Directors' agenda and reaffirms our public commitment to equal employment opportunity and programs responsive to the concerns of all employees.
Publicizing our standards is helpful to our investors and the companies with whom we do business;

	We are requesting that EEO information already gathered for the purpose of complying with government regulations be made available to company shareholders on request. The format of the report requested is not the central question. Many corporations openly release their EEO-1 information in annual reports or public interest booklets.

	Different companies use different styles in telling their story to shareholders. Capital Cities/American Broadcasting Company,
Bristol-Myers-Squibb and Travellers produced a substantial magazine style report. Campbell Soup produced a straightforward four page document. We feel this request is fair and reasonable.

	RESOLVED: The shareholders request our company prepare a report at reasonable cost available to shareholders and employees reporting on the following issues. This report, which may omit confidential information, shall be available by September 1995.

	1.	A chart identifying employees according to their
	sex and race in each of the nine major Equal Employment
Opportunity Commission defined job categories for 1992, 1993, 1994 listing either numbers or percentages in each category.

	2.	A summary description of any Affirmative Action
	policies and programs to improve performances, including job categories where women and minorities are underutilized.

	3.	A description of any policies and programs
	oriented specifically toward increasing the number of managers, who are qualified females and/or belong to ethnic minorities.

	4.	A description of how our company publicizes our
	company's affirmative action policies and programs to merchandise suppliers and service providers.

	5.	A description of any policies and programs
	directing the purchase of goods and services to minority- and/or female-owned business enterprises."

The Board of Directors recommends a vote AGAINST this proposal for the following reasons:

	The Company believes compiling and publicizing the report requested by this proposal would not enhance equal employment opportunity within the Company. It would be a cost without a benefit.

	The Company believes that building and managing diversity is the responsibility of every member of management. Commencing in 1995 the Company is implementing a new management appraisal process, the Management Performance Commitment Process. This process will measure the performance of each member of management with respect to shareholder satisfaction, customer satisfaction and employee satisfaction. One criteria against which employee satisfaction will be measured is progress against employee development and diversity goals.
Incorporating diversity goals into the Management Performance
Commitment Process will, the Company believes, be the most effective way to achieve its diversity goals.

	The Company has recently published its global expectation for diversity. In ten years, the Company's workforce representation in its management ranks will reflect the demographics of the global markets it serves and will be at parity in the United States with the availability of women and minorities. This is an ambitious goal but one that the Company is committed to.

	The Company provides detailed statistical information on equal employment opportunity to the federal government as required by law. The Company has developed affirmative action plans to provide employment opportunity for all qualified individuals and monitors its progress against these plans. The Company places significant importance on and directs strong effort towards locating and developing minority and women-owned suppliers and vendors. The Company has won numerous awards and recognitions for its work-life initiatives and its minority business development.

	It is the Company's policy to provide equal employment opportunity for all persons; this includes the prohibition of unlawful discrimination in employment practices, compensation practices, personnel procedures, and in the administration of benefit plans and other programs, as well as provision of reasonable accommodations for qualified persons with disabilities. It is Company policy to promote the full realization of equal employment opportunity through a positive, continuing affirmative action program throughout Company establishments directed toward women, minorities, Vietnam-era veterans and individuals with disabilities.

In view of the foregoing, it is recommended that shareholders vote AGAINST this proposal.




OTHER MATTERS

	In accordance with New Jersey law, under which the Company is incorporated, matters not properly noticed to shareholders, other than procedural matters, may not be made the subject of a vote by shareholders at the meeting.

	VOTE REQUIRED TO ADOPT RESOLUTIONS The election of directors requires a plurality of votes cast. Each other matter to be submitted to shareholders requires the affirmative vote of a majority of the votes cast at the meeting. Although abstentions and broker non-votes will be included in the calculation of the number of shares that are considered present at the Annual Meeting, they will not be counted as votes cast. However, solely for purposes of Section 16 of the Securities Exchange Act of 1934, abstentions will be counted as votes cast against the compensation plans (Items 3, 4 and 5).

	VOTING A PROXY The proxy card enclosed is designed to permit each shareholder of record at the close of business on March 13, 1995, to vote in the election of directors, the ratification of independent accountants, the approval of the Eastman Kodak Company 1995 Omnibus Long-Term Compensation Plan, the Management Variable Compensation Plan and the Wage Dividend Plan and on the shareholder proposal. The proxy is solicited by the Board of Directors of the Company. The proxy may be revoked in writing at any time prior to its being voted at the meeting. Each valid and timely proxy not revoked will be voted at the meeting in accordance with the instructions on the card. If, for any reason, any of the nominees for election to the Board of Directors become unavailable, the holders of the proxies may exercise discretion to vote for substitutes proposed by the Board of Directors. The Board of Directors of the Company has no reason to believe that the nominees will be unable or will decline to serve if elected.

	CONFIDENTIAL VOTING The Company has had for a number of years a policy which protects the confidentiality of shareholder votes.
This policy provides that neither the identity nor the vote of any shareholder will be disclosed to the Company, its directors, officers or employees except (i) to allow the election inspectors to certify the results of the vote; (ii) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (iii) in the event of a proxy solicitation based on an opposition proxy statement; or (iv) in the event a shareholder has made a written comment on the proxy card.

	OUTSTANDING VOTING SHARES As of February 1, 1995, the Company had outstanding voting securities consisting of 339,860,687 common shares, each entitled to one vote.

	SHAREHOLDER PROPOSALS FOR 1996 The last day for the Company to receive proposals from shareholders for the 1996 Annual Meeting of shareholders is November 17, 1995. Proposals should be sent certified mail - return receipt requested to Joyce P. Haag, Secretary, Eastman Kodak Company, Rochester, New York 14650-0208.

	COSTS OF SOLICITATION The cost of this solicitation of proxies will be borne by the Company. In addition to the solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally, or by telephone, facsimile, telegraph or cable.
The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of shares held of record. The Company will reimburse such persons for their expenses in forwarding soliciting material. In addition, the Company has retained Georgeson & Co., Inc. to assist in the solicitation of proxies from all shareholders for an estimated fee not to exceed $17,500, plus reimbursement of reasonable out-of-pocket expenses.


By Order of the Board of Directors
s/Joyce P. Haag
Joyce P. Haag, Secretary
March 17 1995


EXHIBIT A
EASTMAN KODAK COMPANY
1995 OMNIBUS LONG-TERM COMPENSATION PLAN

ARTICLE 1  --  PURPOSE AND TERM OF PLAN

1.1	Purpose

The purpose of the Plan is to provide motivation to selected Employees of the Company to put forth maximum efforts toward the continued growth, profitability, and success of the Company by providing incentives to such Employees through the ownership and performance of the Common Stock of Kodak. Toward this objective, the Committee may grant stock options, stock appreciation rights, Stock Awards, performance units, performance shares, Performance Awards, Common Stock and/or other incentive Awards to Employees of the Company on the terms and subject to the conditions set forth in the Plan.

1.2	Term

The Plan shall become effective as of February 1, 1995, subject to its approval by Kodak's shareholders at the 1995 Annual Meeting of the Shareholders. No Awards shall be exercisable or payable before approval of the Plan has been obtained from Kodak's shareholders. Awards shall not be granted pursuant to the Plan after December 31, 1999; except that the Committee may grant Awards after such date in recognition of performance for Performance Cycles commencing prior to such date.

ARTICLE 2  --  DEFINITIONS

2.1. 	Approved Reason

 "Approved Reason" means a reason for terminating employment with the Company which, in the opinion of the Committee, is in the best interests of the Company.

2.2. 	Award

 "Award" means any form of stock option, stock appreciation right, Stock Award, performance unit, performance share, Performance Award, shares of Common Stock under the Performance Stock Program, or other incentive Award granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish by the Award Notice or otherwise.

2.3. 	Award Notice

 "Award Notice" means a written notice from the Company to a Participant that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Committee's exercise of its administrative powers.

2.4. 	Award Payment Date

 "Award Payment Date" means, for a Performance Cycle, the date the Awards for such Performance Cycle shall be paid to Participants. The Award Payment Date for a Performance Cycle shall occur as soon as administratively possible following the completion of the certifications required pursuant to Subsection 13.5(c).

2.5. 	Board

 "Board" means the Board of Directors of Kodak.

2.6. 	Cause

 "Cause" means (a) the willful and continued failure by an Employee to substantially perform his or her duties with his or her employer after written warnings identifying the lack of substantial performance are delivered to the Employee by his or her employer to specifically identify the manner in which the employer believes that the Employee has not substantially performed his or her duties, or
(b) the willful engaging by an Employee in illegal conduct which is materially and demonstrably injurious to Kodak or a Subsidiary.

2.7. 	CEO

 "CEO" means the Chief Executive Officer of Kodak.

2.8. 	Change In Control

 "Change In Control" means a Change In Control of Kodak of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of the Current Report on Form 8-K, as in effect on August 1, 1989, pursuant to
Section 13 or 15(d) of the Exchange Act; provided that, without limitation, a Change In Control shall be deemed to have occurred at such time as (i) any "person" within the meaning of Section 14(d) of the Exchange Act, other than Kodak, a Subsidiary, or any employee benefit plan(s) sponsored by Kodak or any Subsidiary, is or has become the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of 25% or more of the combined voting power of the outstanding securities of Kodak ordinarily having the right to vote at the election of directors, or (ii) individuals who constitute the Board on January 1, 1995 (the "Incumbent Board") have ceased for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to January 1, 1995 whose election, or nomination for election by Kodak's shareholders, was approved by a vote of at least three-quarters (3/4) of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of Kodak in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board.

2.9. 	Change In Control Price

 "Change In Control Price" means the highest closing price per share paid for the purchase of Common Stock on the New York Stock Exchange during the ninety (90) day period ending on the date the Change In Control occurs.

2.10. 	Change In Ownership

 "Change In Ownership" means a Change In Control which results directly or indirectly in Kodak's Common Stock ceasing to be actively traded on the New York Stock Exchange.

2.11. 	Code

 "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

2.12. 	Committee

 "Committee" means the Executive Compensation and Development Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided that the Committee shall consist of three or more directors, all of whom are both a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of the definition of such term as contained in Proposed Treasury Regulation
Section 1.162-27(e)(3), or any successor definition adopted.

2.13. 	Common Stock

 "Common Stock" means Common Stock, $2.50 par value per share, of Kodak which may be newly issued or treasury stock.

2.14. 	Company

 "Company" means Kodak and its Subsidiaries.

2.15. 	Covered Employee

 "Covered Employee" means an Employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

2.16. 	Disability

 "Disability" means a disability under the terms of any long-term disability plan maintained by the Company.

2.17. 	Effective Date

 "Effective Date" means the date an Award is determined to be effective by the Committee upon its grant of such Award.

2.18. 	Employee

 " Employee" means either: (a) a salaried employee of Kodak; or (b) a salaried employee of a Subsidiary.

2.19. 	Exchange Act

 "Exchange Act" means the Securities and Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provision and rules thereto.

2.20. 	Key Employee

 "Key Employee" means a senior level Employee who holds a position of responsibility in a managerial, administrative, or professional capacity.

2.21. 	Kodak

 "Kodak" means Eastman Kodak Company.

2.22. 	Negative Discretion

 "Negative Discretion" means the discretion authorized by the Plan to be applied by the Committee in determining the size of an Award for a Performance Period or Performance Cycle if, in the Committee's sole judgment, such application is appropriate. Negative Discretion may only be used by the Committee to eliminate or reduce the size of an Award. By way of example and not by way of limitation, in no event shall any discretionary authority granted to the Committee by the Plan, including, but not limited to Negative Discretion, be used to:
(a) grant Awards for a Performance Period or Performance Cycle if the Performance Goals for such Performance Period or Performance Cycle have not been attained; or (b) increase an Award above the maximum amount payable under Sections 7.5, 8.6, 9.6 or 13.6 of the Plan.

2.23. 	Participant

 "Participant" means either any Employee to whom an Award has been granted by the Committee under the Plan or a Key Employee who, for a Performance Cycle, has been selected to participate in the Performance Stock Program.

2.24. 	Performance Awards

 "Performance Awards" means the Stock Awards, Performance units and Performance Shares granted to Covered Employees pursuant to Article
7. All Performance Awards are intended to qualify as "Performance-Based Compensation" under Section 162(m) of the Code.



2.25. 	Performance Criteria

 "Performance Criteria" means the one or more criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period or Performance Cycle. The Performance Criteria that will be used to establish such Performance Goal(s) shall be limited to the following: return on net assets ("RONA"), return on shareholders' equity, return on assets, return on capital, shareholder returns, profit margin, earnings per share, net earnings, operating earnings, Common Stock price per share, and sales or market share. To the extent required by Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period or Performance Cycle (or, if longer, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period or Performance Cycle.

2.26. 	Performance Cycle

 "Performance Cycle" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of an Award under the Performance Stock Program.

2.27. 	Performance Formula

 "Performance Formula" means, for a Performance Period or Performance Cycle, the one or more objective formulas applied against the relevant Performance Goals to determine, with regards to the Award of a particular Participant, whether all, some portion but less than all, or none of the Award has been earned for the Performance Period or Performance Cycle. In the case of an Award under the Performance Stock Program, in the event the Performance Goals for a Performance Cycle are achieved, the Performance Formula shall determine what percentage of the Participant's Target Award for the Performance Cycle will be earned.

2.28. 	Performance Goals

 "Performance Goals" means, for a Performance Period or Performance Cycle, the one or more goals established by the Committee for the Performance Period or Performance Cycle based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period or Performance Cycle, or at any time thereafter (but only to the extent the exercise of such authority after the first 90 days of a Performance Period or Performance Cycle would not cause the Awards granted to the Covered Employees for the Performance Period or Performance Cycle to fail to qualify as "Performance-Based Compensation" under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period or Performance Cycle in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; and (c) in view of the Committee's assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant.

2.29. 	Performance Period

 "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Award.

2.30. 	Performance Stock Program

 "Performance Stock Program" means the program established under
Article 13 of the Plan pursuant to which selected Key Employee receive Awards for a Performance Cycle in the form of shares of Common Stock based upon attainment of Performance Goals for such Performance Cycle. All Awards granted to Covered Employees under the Performance Stock Program are intended to qualify as "Performance-based Compensation" under Section 162(m) of the Code.

2.31. 	Plan

 "Plan" means the Eastman Kodak Company 1995 Omnibus Long-Term
Compensation Plan.

2.32. 	Retirement

 "Retirement" means, for all Plan purposes other than Article 18, a termination of employment from the Company on or after attainment of age 60 which constitutes a retirement under any defined benefit pension plan maintained by the Company which is either a tax-qualified plan under Section 401(a) of the Code or is identified in writing by the Committee as a defined benefit pension plan. For purposes of Article 18, "Retirement" means retirement under any defined benefit pension plan maintained by the Company which is either a tax-qualified plan under Section 401(a) of the Code or is identified in writing by the Committee as a defined benefit pension plan.

2.33. 	Stock Award

 "Stock Award" means an Award granted pursuant to Article 10 in the form of shares of Common Stock, restricted shares of Common Stock, and/or Units of Common Stock.



2.34. 	Subsidiary

 "Subsidiary" means a corporation or other business entity in which Kodak directly or indirectly has an ownership interest of 80 percent or more.

2.35. 	Target Award

 "Target Award" means, for a Performance Cycle, the target Award amount, expressed as a number of shares of Common Stock, established for each wage grade by the Committee for the Performance Cycle. The fact, however, that a Target Award is established for a Participant's wage grade shall not in any manner entitle the Participant to receive an Award for such Performance Cycle.

2.36. 	Unit

"Unit" means a bookkeeping entry used by the Company to record and account for the grant of the following Awards until such time as the Award is paid, canceled, forfeited or terminated, as the case may be:
Units of Common Stock, performance units, and performance shares which are expressed in terms of Units of Common Stock.

ARTICLE 3  --  ELIGIBILITY

3.1	In General

Subject to Section 3.2, all Employees are eligible to participate in the Plan. The Committee shall select, from time to time, Participants from those Employees who, in the opinion of the Committee, can further the Plan's purposes. Once a Participant is so selected, the Committee shall determine the type or types of Awards to be made to the Participant and shall establish in the related Award Notices the terms, conditions, restrictions and/or limitations, if any, applicable to the Awards in addition to those set forth in this Plan and the administrative rules and regulations issued by the Committee.

3.2	Performance Stock Program

Only Key Employees shall be eligible to participate in the Performance Stock Program.

ARTICLE 4  --  PLAN ADMINISTRATION

4.1	Responsibility

The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms.



4.2	Authority of the Committee

The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to: (a) interpret the Plan; (b) determine eligibility for participation in the Plan; (c) decide all questions concerning eligibility for and the amount of Awards payable under the Plan; (d) construe any ambiguous provision of the Plan; (e) correct any default; (f) supply any omission; (g) reconcile any inconsistency; (h) issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper; (i) make regulations for carrying out the Plan and make changes in such regulations as it from time to time deems proper; (j) determine whether Awards should be granted singly, in combination or in tandem; (k), to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations; (l) accelerate the vesting, exercise, or payment of an Award or the Common Stock of an Award when such action or actions would be in the best interest of the Company; (m) establish such other types of Awards, besides those specifically enumerated in Article 5 hereof, which the Committee determines are consistent with the Plan's purpose; (n) subject to Section 8.2, grant Awards in replacement of Awards previously granted under this Plan or any other executive compensation plan of the Company; and (o) establish and administer the Performance Goals and certify whether, and to what extent, they have been attained; and (p) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.

4.3	Discretionary Authority

The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan including, without limitation, its construction of the terms of the Plan and its determination of eligibility for participation and Awards under the Plan. It is the intent of Plan that the decisions of the Committee and its action with respect to the Plan shall be final, binding and conclusive upon all persons having or claiming to have any right or interest in or under the Plan.

4.4	Section 162(m) of the Code

With regards to all Covered Employees, the Plan shall, for all purposes, be interpreted and construed in accordance with Section
162(m) of the Code.

4.5	Action by the Committee

The Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. In addition, the Committee may authorize any one or more of its number to execute and deliver documents on behalf of the Committee.

4.6	Delegation of Authority

The Committee may delegate some or all of its authority under the Plan to any person or persons provided that any such delegation be in writing; provided, however, that only the Committee may select and grant Awards to Participants who are subject to Section 16 of the Exchange Act or are Covered Employees.

ARTICLE 5  --  FORM OF AWARDS

5.1	In General

Awards may, at the Committee's sole discretion, be paid in the form of Performance Awards pursuant to Article 7, stock options pursuant to Article 8, stock appreciation rights pursuant to Article 9, Stock Awards pursuant to Article 10, performance units pursuant to Article 11, performance shares pursuant to Article 12, shares of Common Stock pursuant to Article 13, any form established by the Committee pursuant to Subsection 4.2(m), or a combination thereof. All Awards shall be subject to the terms, conditions, restrictions and limitations of the Plan. The Committee may, in its sole judgment, subject an Award to such other terms, conditions, restrictions and/or limitations (including, but not limited to, the time and conditions of exercise and restrictions on transferability and vesting), provided they are not inconsistent with the terms of the Plan.
Awards under a particular Article of the Plan need not be uniform and Awards under two or more Articles may be combined into a single Award Notice. Any combination of Awards may be granted at one time and on more than one occasion to the same Employee. For purposes of the Plan, the value of any Award granted in the form of Common Stock shall be the mean between the high and low at which the Common Stock trades on the New York Stock Exchange as of the date of the grant's Effective Date.

5.2	Foreign Jurisdictions

Awards may be granted, without amending the Plan, to Participants who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan or to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or alternative versions of the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, no such supplement or alternative version shall: (a) increase the limitations contained in Sections 7.5, 8.6, 9.6 and 13.6; (b) increase the number of available shares under Section 6.1; or (c) cause the Plan to cease to satisfy any conditions of Rule 16b-3 under the Exchange Act or, with respect to Covered Employees, Section 162(m) of the Code.

ARTICLE 6  --  SHARES  SUBJECT TO PLAN

6.1	Available Shares.

The maximum number of shares of Common Stock, $2.50 par value per share, of Kodak which shall be available for grant of Awards under the Plan (including incentive stock options) during its term shall not exceed 16,000,000. (Such amount shall be subject to adjustment as provided in Section 6.2.) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, are settled in cash in lieu of Common Stock, or are exchanged with the Committee's permission for Awards not involving Common Stock, shall not be available again for grant under the Plan. Moreover, shares of Common Stock with respect to which an SAR has been exercised and paid in cash shall not again be eligible for grant under the Plan. The maximum number of shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional performance shares. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares.

6.2	Adjustment to Shares

(a)	In General.  The provisions of this Subsection 6.2(a) are
subject to the limitation contained in Subsection 6.2(b).
If there is any change in the number of outstanding shares of Common Stock through the declaration of stock dividends, stock splits or the like, the number of shares available for Awards, the shares subject to any Award and the option prices or exercise prices of Awards shall be automatically adjusted. If there is any change in the number of outstanding shares of Common Stock through any change in the capital account of Kodak, or through a merger, consolidation, separation (including a spin off or other distribution of stock or property), reorganization (whether or not such reorganization comes within the meaning of such term in Section 368(a) of the
Code) or partial or complete liquidation, the Committee shall make appropriate adjustments in the maximum number of shares of Common Stock which may be issued under the Plan and any adjustments and/or modifications to outstanding Awards as it, in its sole discretion, deems appropriate. In the event of any other change in the capital structure or in the Common Stock of Kodak, the Committee shall also be authorized to make such appropriate adjustments in the maximum number of shares of Common Stock available for issuance under the Plan and any adjustments and/or modifications to outstanding
Awards as it, in its sole discretion, deems appropriate.
The maximum number of shares available for issuance under the Plan shall be automatically adjusted to the extent necessary to reflect any dividend equivalents paid in the form of Common Stock.

(b)	Covered Employees.  In no event shall the Award of any
Participant who is a Covered Employee be adjusted pursuant to Subsection 6.2(a) to the extent it would cause such Award to fail to qualify as "Performance-Based
Compensation" under Section 162(m) of the Code.

6.3	Maximum Number of Shares for Stock Awards, Performance Units
and Performance Shares

From the maximum number of shares available for issuance under the Plan under Section 6.1, the maximum number of shares of Common Stock, $2.50 par value per share, which shall be available for Awards granted in the form of Stock Awards, performance units or performance shares (including those issued in the form of Performance Awards) under the Plan during its term shall be 5,000,000.

ARTICLE 7  --  PERFORMANCE AWARDS

7.1	Purpose

For purposes of grants issued to Covered Employees, the provisions of this Article 7 shall apply in addition to and, where necessary, in lieu of the provisions of Articles 10, 11 and 12. The purpose of this Article is to provide the Committee the ability to qualify the Stock Awards authorized under Article 10, the performance units under
Article 11, and the performance shares under Article 12 as "Performance-Based Compensation" under Section 162(m) of the Code. The provisions of this Article 7 shall control over any contrary provision contained in Articles 10, 11 or 12.

7.2	Eligibility

Only Covered Employees shall be eligible to receive Performance Awards. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code) which Covered Employees will be Participants for such period. However, designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. The determination as to whether or not such Participant becomes entitled to an Award for such Performance Period shall be decided solely in accordance with the provisions of this
Article 7. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employee as a Participant in such period or in any other period.

7.3	Discretion of Committee with Respect to Performance Awards

With regards to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type(s) of Performance Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s), whether the Performance Goal(s) is(are) to apply to the Company, Kodak, a Subsidiary, or any one or more subunits of the foregoing, and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regards to the Performance Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.3 and record the same in writing.

7.4	Payment of Performance Awards

(a)	Condition to Receipt of Performance Award.  Unless
otherwise provided in the relevant Award Notice, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for a Performance Award for such Performance Period.

(b)	Limitation.  A Participant shall be eligible to receive a
Performance Award for a Performance Period only to the extent that: (1) the Performance Goals for such period are achieved; and (2) and the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant's Performance
Award has been earned for the Performance Period.

(c)	Certification.  Following the completion of a Performance
Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance
Goals for the Performance Period have been achieved and, if so, to also calculate and certify in writing the amount of the Performance Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant's
Performance Award for the Performance Period and, in so doing, shall apply Negative Discretion, if and when it deems appropriate.

(d)	Negative Discretion.  In determining the actual size of
an individual Performance Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Award earned under the Performance Formula for the Performance Period through the use of Negative
Discretion, if in its sole judgment, such reduction or elimination is appropriate.

(e)	Timing of Award Payments.  The Awards granted for a
Performance Period shall be paid to Participants as soon as administratively possible following completion of the certifications required by Subsection 7.4(c).

(f)	Noncompetition.  No Participant shall receive payment for
an Award if, subsequent to the commencement of a Performance Period and prior to the date the Awards for such period are paid, the Participant engages in any of the conduct prohibited under Section 14.3.

7.5	Maximum Award Payable

Notwithstanding any provision contained in the Plan to the contrary, the maximum Performance Award payable to any one Participant under the Plan for a Performance Period is 50,000 shares of Common Stock or, in the event the Performance Award is paid in cash, the equivalent cash value thereof on the Performance Award's Effective Date.

ARTICLE 8  --  STOCK OPTIONS

8.1	In General

Awards may be granted to Employees in the form of stock options. These stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options), or a combination of both. All Awards under the Plan issued to Covered Employees in the form of stock options shall qualify as "Performance-Based Compensation" under Section 162(m) of the Code.

8.2	Terms and Conditions of Stock Options

An option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which Common Stock may be purchased upon exercise of a stock option shall be not less than 100% of the fair market value of the Common Stock, as determined by the Committee, on the Effective Date of the option's grant. Moreover, all options shall not expire later than 10 years from the Effective Date of the option's grant. Stock options shall not be repriced, i.e., there shall be no grant of a stock option(s) to a Participant in exchange for a Participant's agreement to cancellation of a higher-priced stock option(s) that was previously granted to such Participant.

8.3	Restrictions Relating to Incentive Stock Options

Stock options issued in the form of incentive stock options shall, in addition to being subject to the terms and conditions of Section 8.2, comply with Section 422 of the Code. Accordingly, the aggregate fair market value (determined at the time the option was granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company) shall not exceed $100,000 (or such other limit as may be required by the Code). From the maximum number of shares available for issuance under the Plan under Section 6.1, the number of shares of Common Stock that shall be available for incentive stock options granted under the Plan is 16,000,000.

8.4	Additional Terms and Conditions

The Committee may, by way of the Award Notice or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any stock option Award, provided they are not inconsistent with the Plan.

8.5	Exercise

Upon exercise, the option price of a stock option may be paid in cash, shares of Common Stock, a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option. Subject to Section 19.9, stock options Awarded under the Plan may be exercised by way of the Company's broker-assisted stock option exercise program, provided such program is available at the time of the option's exercise. The Committee may permit a Participant to satisfy any amounts required to be withheld under applicable Federal, state and local tax laws, in effect from time to time, by electing to have the Company withhold a portion of the shares of Common Stock to be delivered for the payment of such taxes.

8.6	Maximum Award Payable

Notwithstanding any provision contained in the Plan to the contrary, the maximum number of shares for which stock options may be granted under the Plan to any one Participant for a Performance Period is 200,000 shares of Common Stock.

ARTICLE 9  --  STOCK APPRECIATION RIGHTS

9.1	In General

Awards may be granted to Employees in the form of stock appreciation rights ("SARs"). An SAR may be granted in tandem with all or a portion of a related stock option under the Plan ("Tandem SARs"), or may be granted separately ("Freestanding SARs"). A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. SARs shall entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the exercise price to the market value on the date of exercise. All Awards under the Plan issued to Covered Employees in the form of an SAR shall qualify as "Performance-Based Compensation" under Section 162(m) of the Code.

9.2	Terms and Conditions of Tandem SARs

A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related stock option is exercisable, and the "exercise price" of such an SAR (the base from which the value of the SAR is measured at its exercise) shall be the option price under the related stock option. However, at no time shall a Tandem SAR be issued if the option price of its related stock option is less than the fair market value of the Common Stock, as determined by the Committee, on the Effective Date of the Tandem SAR's grant. If a related stock option is exercised as to some or all of the shares covered by the Award, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares covered by the stock option exercise. Upon exercise of a Tandem SAR as to some or all of the shares covered by the Award, the related stock option shall be canceled automatically to the extent of the number of shares covered by such exercise, and such shares shall not again be eligible for grant in accordance with Section 6.1. Moreover, all Tandem SARs shall not expire later than 10 years from the Effective Date of the SAR's grant.

9.3	Terms and Conditions of Freestanding SARs

Freestanding SARs shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The exercise price of a Freestanding SAR shall be not less than 100% of the fair market value of the Common Stock, as determined by the Committee, on the Effective Date of the Freestanding SAR's grant. Moreover, all Freestanding SARs shall not expire later than 10 years from the Effective Date of the Freestanding SAR's grant.

9.4	Deemed Exercise

The Committee may provide that an SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR if at such time the SAR by its terms remains exercisable and, if so exercised, would result in a payment to the holder of such SAR.

9.5	Additional Terms and Conditions

The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any SAR Award, provided they are not inconsistent with the Plan.

9.6	Maximum Award Payable

Notwithstanding any provision contained in the Plan to the contrary, the maximum number of shares for which SARs may be granted under the Plan to any one Participant for a Performance Period is 200,000 shares of Common Stock.

ARTICLE 10  --  STOCK AWARDS

10.1	Grants

Awards may be granted in the form of Stock Awards. Stock Awards shall be Awarded in such numbers and at such times during the term of the Plan as the Committee shall determine.

10.2	Award Restrictions

Stock Awards shall be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate including, but not by way of limitation, restrictions on transferability and continued employment; provided, however, they are not inconsistent with the Plan. The Committee may modify or accelerate the delivery of a Stock Award under such circumstances as it deems appropriate.

10.3	Rights as Shareholders

During the period in which any restricted shares of Common Stock are subject to the restrictions imposed under Section 10.2, the Committee may, in its sole discretion, grant to the Participant to whom such restricted shares have been Awarded all or any of the rights of a shareholder with respect to such shares, including, but not by way of limitation, the right to vote such shares and, pursuant to Article 15, the right to receive dividends.

10.4	Evidence of Award

Any Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

ARTICLE 11  --  PERFORMANCE UNITS

11.1	Grants

Awards may be granted in the form of performance units. Performance units, as that term is used in this Plan, shall refer to Units valued by reference to designated criteria established by the Committee, other than Common Stock.

11.2	Performance Criteria

Performance units shall be contingent on the attainment during a Common Stock of certain performance objectives. The length of the Common Stock, the performance objectives to be achieved during the Common Stock, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance objectives may be revised by the Committee, at such times as it deems appropriate during the Common Stock, in order to take into consideration any unforeseen events or changes in circumstances.

11.3	Additional Terms and Conditions

The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of performance units, provided they are not inconsistent with the Plan.



ARTICLE 12  --  PERFORMANCE SHARES

12.1	Grants

Awards may be granted in the form of performance shares. Performance shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units which are expressed in terms of Common Stock.

12.2	Performance Criteria

Performance shares shall be contingent upon the attainment during a Common Stock of certain performance objectives. The length of the Common Stock, the performance objectives to be achieved during the Common Stock, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance objectives may be revised by the Committee, at such times as it deems appropriate during the Common Stock, in order to take into consideration any unforeseen events or changes in circumstances.

12.3	Additional Terms and Conditions

The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any Award of performance shares, provided they are not inconsistent with the Plan.

ARTICLE 13  --  PERFORMANCE STOCK PROGRAM

13.1	Purpose

The purposes of the Performance Stock Program are: (a) to promote the interests of the Company and its shareholders by providing a means to acquire a proprietary interest in the Company to selected Key Employees who are in a position to make a substantial contribution to the continued progress and success of the Company; (b) to attract and retain qualified individuals to serve as Employees in those positions; (c) to enhance long-term performance of the Company by linking a meaningful portion of the compensation of selected Key Employees to the achievement of specific long-term financial objectives of the Company; and (d) to motivate and reward selected Key Employees to undertake actions to increase the price of the Common Stock.

13.2	Eligibility

Any Key Employee is eligible to participate in the Performance Stock Program. Within the first 90 days of a Performance Cycle (or, if longer, within the maximum period allowed under Section 162(m) of the
Code), the CEO will recommend to the Committee, and from such recommendations the Committee will select, those Key Employees who will be Participants for such Performance Cycle. However, designation of a Key Employee as a Participant for a Performance Cycle shall not in any manner entitle the Participant to receive payment of an Award for the cycle. The determination as to whether or not such Participant becomes entitled to payment of an Award for such Performance Cycle shall be decided solely in accordance with the provisions of this Article 13. Moreover, designation of a Key Employee as a Participant for a particular Performance Cycle shall not require designation of such Key Employee as a Participant in any subsequent Performance Cycle and designation of one Key Employee as a Participant shall not require designation of any other Key Employee as a Participant in such Performance Cycle or in any other Performance Cycle.

13.3	Description of Awards

 Awards granted under the Performance Stock Program provide Participants with the opportunity to earn shares of Common Stock, subject to the terms and conditions of Section 13.8 below. Each Award granted under the Plan for a Performance Cycle shall consist of a Target Award expressed as fixed number of shares of Common Stock. In the event the Performance Goals for the Performance Cycle are achieved, the Performance Formula shall determine, with regards to a particular Participant, what percentage of the Participant's Target Award for the Performance Cycle will be earned. All of the Awards issued under the Performance Stock Program to Covered Employees are intended to qualify as "Performance-Based Compensation" under Section 162(m) of the Code.

 13.4	Procedure for Determining Awards

Within the first 90 days of a Performance Cycle (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall establish in writing for such Performance Cycle the following: the specific Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s), whether the Performance Goal(s) is(are) to apply to the Company, Kodak, a Subsidiary, or any one or more subunits of the foregoing, the amount of the Target Awards, and the Performance Formula.

13.5	Payment of Awards

(a)	Condition to Receipt of Awards.  Except as provided in
Section 13.7, a Participant must be employed by the Company on the Performance Cycle's Award Payment Date to be eligible for an for such Performance Cycle.

(b)	Limitation.  A Participant shall be eligible to receive
an Award for a Performance Cycle only if: (1) the Performance Goals for such cycle are achieved; and (2) the Performance Formula as applied against such Performance Goals determines that all or some portion of the Participant's Target Award has been earned for the Performance Period.

(c)	Certification.  Following the completion of a Performance
Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance
Goals for the Performance Cycle have been achieved. If the Committee certifies that the Performance Goals have been achieved, it shall, based upon application of the Performance Formula to the Performance Goals for such cycle, also calculate and certify in writing for each Participant what percentage of the Participant's Target
Award has been earned for the cycle. The Committee shall then determine the actual size of each Participant's
Award for the Performance Cycle and, in so doing, shall apply Negative Discretion, if and when it deems appropriate.

(d)	Negative Discretion.  In determining the actual size of
an individual Award to be paid for a Performance Cycle, the Committee may, through the use of Negative
Discretion, reduce or eliminate the amount of the Award earned under the Performance Formula for the Performance
Cycle, if in its sole judgment, such reduction or elimination is appropriate.

(e)	Timing of Award Payments.  The Awards granted by the
Committee for a Performance Cycle shall be paid to Participants on the Award Payment Date for such Performance Cycle.

(f)	New Participants.  Participants who are employed by the
Company after the Committee's selection of Participants for the Performance Cycle, as well as Key Employees who are selected by the Committee to be Participants after such date, shall, in the event Awards are paid for the Performance Cycle, only be entitled to a pro rata Award.
The amount of the pro rata Award shall be determined by multiplying the Award the Participant would have otherwise been paid if he or she had been a Participant for the entire Performance Cycle by a fraction the numerator of which is the number of full months he or she was eligible to participate in the Performance Stock
Program during the Performance Cycle over the total number of full months in the Performance Cycle. For purposes of this calculation, a partial month of participation shall: (1) be treated as a full month of participation to the extent a Participant participates in the Performance Stock Program on 15 or more days of such month; and (2) not be taken into consideration to the extent the Participant participates in the Performance
Stock Program for less than 15 days of such month.

(g)	Noncompetition.  No Participant shall receive payment for
an Award if, subsequent to the commencement of the Performance Cycle and prior to the Award Payment Date for such cycle, the Participant engages in the conduct prohibited under Section 14.3.

13.6	Maximum Award Payable

Notwithstanding any provision contained in the Plan to the contrary, the maximum Award payable to any one Participant under the Plan for a Performance Cycle is 50,000 shares of Common Stock.

13.7	Termination of Employment During Performance Cycle

In the event a Participant terminates employment due to death, Disability, Retirement or termination of employment for an Approved Reason prior to the Award Payment Date for a Performance Cycle, the Participant shall receive, if Awards are paid for such Performance Cycle and if he or she complies with the requirements of Subsection 13.5(g) through the Award Payment Date, a pro rata Award. The amount of the pro rata Award shall be determined by multiplying the Award the Participant would have otherwise been paid if he or she had been a Participant through the Award Payment Date for the Performance Cycle by a fraction, the numerator of which is the number of full months he or she was a Participant during such Performance Cycle over the total number of full months in the Performance Cycle. For purposes of this calculation, a partial month of participation shall:
(1) be treated as a full month of participation to the extent a Participant participates in the Performance Stock Program on 15 or more days of such month; and (2) not be taken into consideration to the extent the Participant participates in the Performance Stock Program for less than 15 days of such month. Such pro rata Award shall be paid in the form of shares of Common Stock, not subject to any restrictions, limitations or escrow requirements. In the event of Disability, Retirement or termination for an Approved Reason, the pro rata Award shall be paid directly to the Participant and, in the event of death, to the Participant's estate.

13.8	Awards

On the Award Payment Date for a Performance Cycle, the Committee shall issue to each Participant the Award, in the form of shares of Common Stock, he or she has earned for such Performance Cycle. Such shares of Common Stock shall be subject to such terms, conditions, limitations and restrictions as the Committee, in its sole judgment, determines.

ARTICLE 14  --  PAYMENT OF AWARDS

14.1	In General

Absent a Plan provision to the contrary, payment of Awards may, at the discretion of the Committee, be made in cash, Common Stock, a combination of cash and Common Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Common Stock, restrictions on transfer and forfeiture provisions; provided, however, such terms, conditions, restrictions and/or limitations are not inconsistent with the Plan. Further, payment of Awards may be made in the form of a lump sum or installments, as determined by the Committee.

14.2	Termination of Employment

If a Participant's employment with the Company terminates for a reason other than death, Disability, Retirement, or any Approved Reason, all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned but not yet paid, all unpaid dividends and dividend equivalents, and all interest accrued on the foregoing shall be canceled or forfeited, as the case may be, unless the Participant's Award Notice provides otherwise. The Committee shall, notwithstanding Sections 4.4 and 19.11 to the contrary, have the authority to promulgate rules and regulations to determine the treatment of an Award under the Plan in the event of the Participant's death, Disability, Retirement or termination for an Approved Reason, provided, however, in the case of Awards issued under the Restricted Stock Program, such rules and regulations are consistent with Section 13.7.

14.3	Noncompetition

Unless the Award Notice specifies otherwise, a Participant shall forfeit all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned but not yet paid, all unpaid dividends and dividend equivalents, and all interest, if any, accrued on the foregoing if, (i) in the opinion of the Committee, the Participant, without the prior written consent of Kodak, engages directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, stockholder, employee, or otherwise, in any business or activity competitive with the business conducted by Kodak or any Subsidiary; (ii) at any time divulges to any person or any entity other than the Company any trade secrets, methods, processes or the proprietary or confidential information of the Company; or (iii) the Participant performs any act or engages in any activity which in the opinion of the CEO is inimical to the best interests of the Company. For purposes of this Section 14.3, a Participant shall not be deemed a stockholder if the Participant's record and beneficial ownership amount to not more than 1% of the outstanding capital stock of any company subject to the periodic and other reporting requirements of the Exchange Act.

ARTICLE 15  --  DIVIDEND AND DIVIDEND EQUIVALENT

If an Award is granted in the form of a Stock Award, stock option, or performance share, or in the form of any other stock-based grant, the Committee may choose, at the time of the grant of the Award or any time thereafter up to the time of the Award's payment, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such time(s) as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee's discretion, accrue interest, be reinvested into additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with performance shares, be credited as additional performance shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award. The total number of shares available for grant under Section 6.1 shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional performance shares.

ARTICLE 16  --  DEFERRAL OF AWARDS

At the discretion of the Committee, payment of any Award, dividend, or dividend equivalent, or any portion thereof, may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant prior to the time established by the Committee for such purpose, on a form provided by the Company. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. Deferred Awards may also be credited with interest, at such rates to be determined by the Committee, and, with respect to those deferred Awards denominated in the form of Common Stock, with dividends or dividend equivalents.

ARTICLE 17  --  CHANGE IN OWNERSHIP

17.1	Background

Notwithstanding any provision contained in the Plan, including, but not limited to, Sections 4.4 and 19.11, the provisions of this
Article 17 shall control over any contrary provision. Upon a Change In Ownership: (i) the terms of this Article 17 shall immediately become operative, without further action or consent by any person or entity; (ii) all terms, conditions, restrictions, and limitations in effect on any unexercised, unearned, unpaid, and/or deferred Award, or any other outstanding Award, shall immediately lapse as of the date of such event; (iii) no other terms, conditions, restrictions and/or limitations shall be imposed upon any Awards on or after such date, and in no circumstance shall an Award be forfeited on or after such date; and (iv) except in those instances where a prorated Awards is required to be paid under this Article 17, all unexercised, unvested, unearned, and/or unpaid Awards or any other outstanding Awards shall automatically become one hundred percent (100%) vested immediately.

17.2	Dividends and Dividend Equivalents

Upon a Change In Ownership, all unpaid dividends and dividend equivalents and all interest accrued thereon, if any, shall be treated and paid under this Article 17 in the identical manner and time as the Award under which such dividends or dividend equivalents have been credited. For example, if upon a Change In Ownership, an Award under this Article 17 is to be paid in a prorated fashion, all unpaid dividends and dividend equivalents with respect to such Award shall be paid according to the same formula used to determine the amount of such prorated Award.

17.3	Treatment of Performance Units and Performance Shares

If a Change In Ownership occurs during the term of one or more Common Stocks for which the Committee has granted performance units and/or performance shares (including those issued as Performance Awards under Article 7), the term of each such Common Stock (hereinafter a "current Common Stock") shall immediately terminate upon the occurrence of such event. Upon a Change In Ownership, for each "current Common Stock" and each completed Common Stock for which the Committee has not on or before such date made a determination as to whether and to what degree the performance objectives for such period have been attained (hereinafter a "completed Common Stock"), it shall be assumed that the performance objectives have been attained at a level of one hundred percent (100%) or the equivalent thereof.

A Participant in one or more "current Common Stocks" shall be considered to have earned and, therefore, be entitled to receive, a prorated portion of the Awards previously granted to him for each such Common Stock. Such prorated portion shall be determined by multiplying the number of performance shares or performance units, as the case may be, granted to the Participant by a fraction, the numerator of which is the total number of whole months that have elapsed since the beginning of the Common Stock, and the denominator of which is the total number of full months in such Common Stock.
For purposes of this calculation, a partial month shall be treated as a full month to the extent 15 or more days in such month have elapsed.

A Participant in one or more "completed Common Stocks" shall be considered to have earned and, therefore, be entitled to receive all the performance shares or performance units, as the case may be, previously granted to him during each such Common Stock.

17.4	Treatment of Awards under Performance Stock Program

Upon a Change in Ownership, any Participant of the Performance Stock Program, whether or not he or she is still employed by the Company, shall be paid, as soon as practicable but in no event later than 90 days after the Change in Ownership, a pro rata Award for each Performance Cycle in which the Participant was selected to participate and during which the Change in Ownership occurs. The amount of the pro rata Award shall be determined by multiplying the Target Award for such Performance Cycle for Participants in the same wage grade as the Participant by a fraction, the numerator of which shall be the number of full months in the Performance Cycle prior to the date of the Change in Ownership and the denominator of which shall be the total number of full months in the Performance Cycle. For purposes of this calculation, a partial month shall be treated as a full month to the extent 15 or more days in such month have elapsed. To the extent Target Awards have not yet been established for the Performance Cycle, the Target Awards for the immediately preceding Performance Cycle shall be used.

17.5	Valuation of Awards

Upon a Change In Ownership, all outstanding Units of Common Stock, Freestanding SARs, stock options (including incentive stock options), Stock Awards (including those issued as Performance Awards under
Article 7), performance shares (including those earned as a result of the application of Section 17.3 above), and all other outstanding stock-based Awards (including those earned as a result of the application of Section 17.4 above and those granted by the Committee pursuant to its authority under Subsection 4.2(m) hereof), shall be valued and cashed out on the basis of the Change In Control Price.

17.6	Payment of Awards

Upon a Change In Ownership, any Participant, whether or not he or she is still employed by the Company, shall be paid, in a single lump-sum cash payment, as soon as practicable but in no event later than 90 days after the Change In Ownership, all of his or her Units of Common Stock, Freestanding SARs, stock options (including incentive stock options), Stock Awards (including those issued as Performance Awards under Article 7), performance units and shares (including those earned as a result of the application of Section 17.3 above), all other outstanding stock-based Awards (including those earned as a result of the application of Section 17.4 above and those granted by the Committee pursuant to its authority under Subsection 4.2(m) hereof), and all other outstanding Awards.

17.7	Deferred Awards

Upon a Change In Ownership, all Awards deferred by a Participant under Article 16 hereof, but for which he or she has not received payment as of such date, shall be paid in a single lump-sum cash payment as soon as practicable, but in no event later than 90 days after the Change In Ownership. For purposes of making such payment, the value of all Awards which are stock based shall be determined by the Change In Control Price.

17.8	Section 16 of Exchange Act

Notwithstanding anything contained in this Article 17 to the contrary, any Participant who, on the date of the Change In Ownership, holds any stock options or Freestanding SARs that have not been outstanding for a period of at least six months from their date of grant and who on such date is required to report under Section 16 of the Exchange Act shall not be paid such Award until the first day next following the end of such six-month period.

17.9	Miscellaneous

Upon a Change In Ownership, (i) the provisions of Sections 14.2, 14.3 and 19.3 hereof shall become null and void and of no further force and effect; and (ii) no action, including, but not by way of limitation, the amendment, suspension, or termination of the Plan, shall be taken which would affect the rights of any Participant or the operation of the Plan with respect to any Award to which the Participant may have become entitled hereunder on or prior to the date of such action or as a result of such Change In Ownership.

ARTICLE 18  --  CHANGE IN CONTROL

18.1	Background

Notwithstanding any provision contained in the Plan, including, but not limited to, Sections 4.4 and 19.11, the provisions of this
Article 18 shall control over any contrary provision. All Participants shall be eligible for the treatment afforded by this
Article 18 if their employment terminates within two years following a Change In Control, unless the termination is due to (i) death, (ii) Disability, (iii) Cause, (iv) resignation other than (A) resignation from a declined reassignment to a job that is not reasonably equivalent in responsibility or compensation (as defined in Kodak's Termination Allowance Plan), or that is not in the same geographic area (as defined in Kodak's Termination Allowance Plan), or (B) resignation within 30 days following a reduction in base pay, or (v) Retirement.

18.2	Vesting and Lapse of Restrictions

If a Participant is eligible for treatment under this Article 18, (i) all of the terms, conditions, restrictions, and limitations in effect on any of his or her unexercised, unearned, unpaid and/or deferred Awards shall immediately lapse as of the date of his or her termination of employment; (ii) no other terms, conditions, restrictions and/or limitations shall be imposed upon any of his or her Awards on or after such date, and in no event shall any of his or her Awards be forfeited on or after such date; and (iii) except in those instances where a prorated Award is required to be paid under this Article 18, all of his or her unexercised, unvested, unearned and/or unpaid Awards shall automatically become one hundred percent (100%) vested immediately upon his or her termination of employment.

18.3	Dividends and Dividend Equivalents

If a Participant is eligible for treatment under this Article 18, all of his or her unpaid dividends and dividend equivalents and all interest accrued thereon, if any, shall be treated and paid under this Article 18 in the identical manner and time as the Award under which such dividends or dividend equivalents have been credited.

18.4	Treatment of Performance Units and Performance Shares

If a Participant holding either performance units or performance shares (including those issued as Performance Awards under Article 7) is terminated under the conditions described in Section 18.1 above, the provisions of this Section 18.4 shall determine the manner in which such performance units and/or performance shares shall be paid to the Participant. For purposes of making such payment, each "current Common Stock," as that term is defined in Section 17.3, shall be treated as terminating upon the date of the Participant's termination of employment, and for each such "current Common Stock" and each "completed Common Stock," as that term is defined in Section 17.3, it shall be assumed that the performance objectives have been attained at a level of one hundred percent (100%) or the equivalent thereof. If the Participant is participating in one or more "current Common Stocks," he or she shall be considered to have earned and, therefore, be entitled to receive that prorated portion of the Awards previously granted to him for each such performance period, as determined in accordance with the formula established in Section 17.3 hereof. A Participant in one or more "completed Common Stocks" shall be considered to have earned and, therefore, be entitled to receive all the performance shares and performance units previously granted to him during each Common Stock.

18.5	Treatment of Awards under Performance Stock Program

If a Participant of the Performance Stock Program is eligible for treatment under this Article 18, he or she shall be paid, as soon as practicable but in no event later than 90 days after the date of his or her termination of employment, a pro rata Award for each Performance Cycle in which the Participant was selected to participate and during which the Change in Ownership occurs. The amount of the pro rata Award shall be determined by multiplying the Target Award for such Performance Cycle for Participants in the same wage grade as the Participant by a fraction, the numerator of which shall be the number of full months in the Performance Cycle prior to the date of his or her termination of employment and the denominator of which shall be the total number of full months in the Performance Cycle. For purposes of this calculation, a partial month shall be treated as a full month to the extent 15 or more days in such month have elapsed. To the extent Target Awards have not yet been established for the Performance Cycle, the Target Awards for the immediately preceding Performance Cycle shall be used.

18.6	Valuation of Awards

If a Participant is eligible for treatment under this Article 18, his or her Awards shall be valued and cashed out in accordance with the provisions of Section 17.5.

18.7	Payment of Awards

If a Participant is eligible for treatment under this Article 18, he or she shall be paid, in a single lump-sum cash payment, as soon as practicable but in no event later than 90 days after the date of his or her termination of employment, all of his or her Units of Common Stock, Freestanding SARs, stock options (including incentive stock options), Stock Awards (including those issued as Performance Awards under Article 7), performance units and shares (including those earned as a result of the application of Section 18.4 above), all other outstanding stock-based Awards (including those earned as a result of the application of Section 18.5 above and those granted by the Committee pursuant to its authority under Subsection 4.2(m) hereof), and all other outstanding Awards.

18.8	Deferred Awards

If a Participant is eligible for treatment under this Article 18, all of his or her deferred Awards for which payment has not been received as of the date of his or her termination of employment shall be paid to the Participant in a single lump-sum cash payment as soon as practicable, but in no event later than 90 days after the date of the Participant's termination. For purposes of making such payment, the value of all Awards which are stock based shall be determined by the Change In Control Price.

18.9	Section 16 of Exchange Act

Notwithstanding anything contained in this Article 18 to the contrary, any Participant who, on the date of his or her termination of employment under the conditions described in Section 18.1, holds any stock options or Freestanding SARs that have not been outstanding for a period of at least six months from their date of grant and who on the date of such termination is required to report under Section 16 of the Exchange Act shall not be paid such Award until the first business day next following the end of such six-month period.

18.10	Miscellaneous

Upon a Change In Control, (i) the provisions of Sections 14.2, 14.3 and 19.3 hereof shall become null and void and of no force and effect insofar as they apply to a Participant who has been terminated under the conditions described in Section 18.1 above; and (ii) no action, including, but not by way of limitation, the amendment, suspension or termination of the Plan, shall be taken which would affect the rights of any Participant or the operation of the Plan with respect to any Award to which the Participant may have become entitled hereunder on or prior to the date of the Change In Control or to which he or she may become entitled as a result of such Change In Control.

18.10	Legal Fees

Kodak shall pay all legal fees and related expenses incurred by a Participant in seeking to obtain or enforce any payment, benefit or right he or she may be entitled to under the Plan after a Change In Control; provided, however, the Participant shall be required to repay any such amounts to Kodak to the extent a court of competent jurisdiction issues a final and non-appealable order setting forth the determination that the position taken by the Participant was frivolous or advanced in bad faith.

ARTICLE 19  --  MISCELLANEOUS

19.1	Nonassignability

No Awards or any other payment under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer (except by will or the laws of descent and distribution), assignment, pledge, or encumbrance, nor shall any Award be payable to or exercisable by anyone other than the Participant to whom it was granted.

19.2	Withholding Taxes

The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Company, shares of Common Stock having a fair market value, as determined by the Committee, equal to the amount of such required withholding taxes.

19.3	Amendments to Awards

The Committee may at any time unilaterally amend any unexercised, unearned, or unpaid Award, including, but not by way of limitation, Awards earned but not yet paid, to the extent it deems appropriate; provided, however, that any such amendment which, in the opinion of the Committee, is adverse to the Participant shall require the Participant's consent.

19.4.	Regulatory Approvals and Listings

Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Stock Awards or any other Award resulting in the payment of Common Stock prior to (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (iii) the completion of any registration or other qualification of said shares under any state or Federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

19.5	No Right to Continued Employment or Grants

Participation in the Plan shall not give any Employee any right to remain in the employ of Kodak or any Subsidiary. Kodak or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate any Employee at any time. Further, the adoption of this Plan shall not be deemed to give any Employee or any other individual any right to be selected as a Participant or to be granted an Award.

19.6.	Amendment/Termination

The Committee may suspend or terminate the Plan at any time with or without prior notice. In addition, the Committee may, from time to time and with or without prior notice, amend the Plan in any manner, but may not without shareholder approval adopt any amendment which would require the vote of the shareholders of Kodak pursuant to
Section 16 of the Exchange Act or Section 162(m) of the Code, but only insofar as such amendment affects Covered Employees.

19.7	Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of New York, except as superseded by applicable
Federal Law.

19.8	No Right, Title, or Interest in Company Assets

No Participant shall have any rights as a shareholder as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name, and, in the case of restricted shares of Common Stock, such rights are granted to the Participant under the Plan. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company and the Participant shall not have any rights in or against any specific assets of the Company. All of the Awards granted under the Plan shall be unfunded.

19.9	Section 16 of the Exchange Act

In order to avoid any Exchange Act violations, the Committee may, from time to time, impose additional restrictions upon an Award, including but not limited to, restrictions regarding tax withholdings and restrictions regarding the Participant's ability to exercise Awards under the Company's broker-assisted exercise program.

19.10	No Guarantee of Tax Consequences

No person connected with the Plan in any capacity, including, but not limited to, Kodak and its Subsidiaries and their directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, Federal, state and local income, estate and gift tax treatment, will be applicable with respect to amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

19.11	Compliance with Section 162(m)

If any provision of the Plan, other than the application of those contained in Articles 17 or 18 hereof, would cause the Awards granted to a Covered Person not to qualify as "Performance-Based Compensation" under Section 162(m) of the Code, that provision, insofar as it pertains to the Covered Person, shall be severed from, and shall be deemed not to be a part of, this Plan, but the other provisions hereof shall remain in full force and effect.

19.12	Other Benefits

No Award granted under the Plan shall be considered compensation for purposes of computing benefits under any retirement plan of the Company nor affect any benefits or compensation under any other benefit or compensation plan of the Company now or subsequently in effect.

EXHIBIT B
MANAGEMENT VARIABLE COMPENSATION PLAN

ARTICLE 1  --  PURPOSE, EFFECTIVE DATE AND TERM OF PLAN

1.1	Purpose

The purposes of the Plan are to provide an annual incentive to Key Employees of the Company to put forth maximum efforts toward the continued growth and success of the Company, to encourage such Key Employees to remain in the employ of the Company, to assist the Company in attracting and motivating new Key Employees on a competitive basis, and to endeavor to qualify the Awards granted to Covered Employees under the Plan as "Performance-Based Compensation as defined in Section 162(m) of the Code. The Plan is intended to apply to Key Employees of the Company in the United States and throughout the world.

1.2	Effective Date

The Plan shall be effective as of January 1, 1995, subject to approval by Kodak's shareholders at the 1995 Annual Meeting of the Shareholders of Kodak.

1.3	Term

Awards shall not be granted pursuant to the Plan after December 31, 1999; provided, however, the Committee may grant Awards after such date in recognition of performance for a Performance Period completed on or prior to such date.


ARTICLE 2  --  DEFINITIONS

2.1	Actual Award Pool

"Actual Award Pool" means, for a Performance Period, the amount determined in accordance with Section 6.4.

2.2	Average Net Assets

"Average Net Assets" means, for the Performance Period, the simple average of the Company's Net Assets for each of the following five fiscal quarters of the Company: the four fiscal quarters of the Performance Period and the fiscal quarter immediately preceding the Performance Period. For purposes of this calculation, Net Assets for a fiscal quarter shall be determined as of the end of such quarter.

2.3	Award

"Award" means the compensation granted to a Participant by the Committee for a Performance Period pursuant to Articles 6 and 7 or the compensation granted to a Key Employee by the Committee pursuant to Article 9. All Awards shall be issued in the form(s) specified by
Article 5.

2.4	Award Payment Date

"Award Payment Date" means, for each Performance Period, the date that the amount of the Award for that Performance Period shall be paid to the Participant under Article 7, without regard to any election to defer receipt of the Award made by the Participant under
Article 8 of the Plan.

2.5	Board

"Board" means the Board of Directors of Kodak.

2.6	Carryforward Amount

"Carryforward Amount" means, for any Performance Period, the sum of the Carryovers for all prior Performance Periods less the sum of all Awards granted from the Carryforward Amount pursuant to Sections
6.4(d) and 9.5.

2.7	Carryover

"Carryover" means, for a Performance Period, that portion, if any, or all of the difference, if any, between the Maximum Award for such Performance Period and the sum of all Awards paid under the Plan for such Performance Period, which the Committee elects to add to the Carryforward Amount.

2.8	Cause

"Cause" means (a) the willful and continued failure by a Key Employee to substantially perform his or her duties with his or her employer after written warnings identifying the lack of substantial performance are delivered to the Key Employee by his or her employer to specifically identify the manner in which the employer believes that the Key Employee has not substantially performed his or her duties; or (b) the willful engaging by a Key Employee in illegal conduct which is materially and demonstrably injurious to the Company.

2.9	CEO

"CEO" means the Chief Executive Officer of Kodak.

2.10	Change In Control

"Change In Control" means a Change In Control of Kodak of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of the Current Report on Form 8-K, as in effect on August 1, 1989, pursuant to
Section 12 or 15(d) of the Exchange Act; provided that, without limitation, a Change In Control shall be deemed to have occurred at such time as (i) any "person" within the meaning of Section 13(d) of the Exchange Act, other than Kodak, a Subsidiary, or any employee benefit plan(s) sponsored by Kodak or any Subsidiary, is or has become the "beneficial owner," as defined in Rule 12d-3 under the Exchange Act, directly or indirectly, of 25% or more of the combined voting power of the outstanding securities of Kodak ordinarily having the right to vote at the election of directors, or (ii) individuals who constitute the Board on January 1, 1995 (the "Incumbent Board") have ceased for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to January 1, 1995 whose election, or nomination for election by Kodak's shareholders, was approved by a vote of at least three-quarters (3/4) of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of Kodak in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board.

2.11	Change In Ownership

"Change In Ownership" means a Change In Control which results directly or indirectly in Kodak's Common Stock ceasing to be actively traded on the New York Stock Exchange.

2.12	Code

"Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

2.13	Committee

"Committee" means the Executive Compensation and Development Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided that the Committee shall consist of three or more directors, all of whom are both a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of the definition of such term as contained in Proposed Treasury Regulation
Section 1.162-27(e)(3), or any successor definition adopted.

2.14	Common Stock

"Common Stock" means the Common Stock, $2.50 par value per share, of Kodak which may be newly issued or treasury stock.

2.15	Company

"Company" means Kodak and its Subsidiaries.

2.16	Covered Employee

"Covered Employee" means a Key Employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

2.17	Disability

"Disability" means a disability under the terms of any long-term disability plan maintained by the Company.

2.18	Effective Date

"Effective Date" means the date an Award is determined to be effective by the Committee upon its grant of such Award.

2.19	Exchange Act

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

2.20	Key Employee

"Key Employee" means either: (1) a salaried employee of the Company in wage grade 48 or above, or the equivalent thereof; or (2) a salaried employee of the Company who holds a position of responsibility in a managerial, administrative, or professional capacity and is in wage grade 43 or above.

2.21	Kodak

"Kodak" means Eastman Kodak Company.

2.22	Maximum Award

"Maximum Award" means, for a Performance Period, the dollar amount calculated in accordance with Section 6.2 by applying the Performance Formula for such Performance Period against the Performance Goals for the same Performance Period.

2.23	Maximum Award Pool

"Maximum Award Pool" means, for a Performance Period, the dollar amount calculated in accordance with Section 6.3(b) by adding the Maximum Award for the Performance Period with the Carryforward
Amount.

2.24	Negative Discretion

"Negative Discretion" means the discretion granted to the Committee pursuant to Section 6.3(e) to reduce or eliminate the Maximum Award Pool or a portion of the Maximum Award Pool allocated to a Covered Employee.

2.25	Net Assets

"Net Assets" means the Company's consolidated Total Shareholders' Equity and Borrowings (both short-term and long-term) as reported in its audited consolidated financial statements. The Committee is authorized at any time during the first 90 days of a Performance Period, or at any time thereafter in its sole and absolute discretion, to adjust or modify the calculation of Net Assets for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; and (c) in view of the Committee's assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant. However, if and to the extent the exercise of such authority after the first 90 days of a Performance Period would cause the Awards granted to the Covered Employees for the Performance Period to fail to qualify as "Performance-Based Compensation" under Section 162(m) of the Code, then such authority shall only be exercised with respect to those Participants who are not Covered Employees.

2.26	Net Income

"Net Income" means, for a Performance Period, the Company's consolidated Net Earnings (Loss) before Cumulative Effect of Changes in Accounting Principle for the Performance Period as reported in its audited consolidated financial statements. The Committee is authorized at any time during the first 90 days of a Performance Period, or at any time thereafter in its sole and absolute discretion, to adjust or modify the calculation of Net Income for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any dividend or other distribution (whether in the form of cash, securities or other property), recapitalization, restructuring, reorganization, merger, consolidation, spin off, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring event affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; (c) in recognition of, or in anticipation of, any other extraordinary gains or losses; and (d) in view of the Committee's assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant. However, if and to the extent the exercise of such authority after the first 90 days of a Performance Period would cause the Awards granted to the Covered Employees for the Performance Period to fail to qualify as "Performance-Based Compensation" under Section 162(m) of the Code, then such authority shall only be exercised with respect to those Participants who are not Covered Employees.

2.27	Participant

"Participant," means either (a) for a Performance Period, a Key Employee who is designated to participate in the Plan for the Performance Period pursuant to Article 3; or (b) for purposes of
Article 9, a Key Employee who is granted an Award pursuant to such Article.

2.28	Performance Criterion

"Performance Criterion" means the stated business criterion upon which the Performance Goals for a Performance Period are based as required pursuant to Proposed Treasury Regulation Section 1.162-27(e)(4)(iii). For purposes of the Plan, RONA shall be the Performance Criterion.

2.29	Performance Formula

"Performance Formula" means, for a Performance Period, the one or more objective formulas applied against the Performance Goals to determine whether all, some portion but less than all, or none of the Awards have been earned for the Performance Period. The dollar amount obtained through application of the Performance Formula shall be the Maximum Award. The Performance Formula for a Performance Period shall be established in writing by the Committee within the first 90 days of the Performance Period (or, if later, within the maximum period allowed pursuant to Section 162(m) of the Code).

2.30	Performance Goals

"Performance Goals" means, for a Performance Period, the one or more goals for the Performance Period established by the Committee in writing within the first 90 days of the Performance Period (or, if longer, within the maximum period allowed pursuant to Section 162(m) of the Code) based upon the Performance Criterion. The Committee is authorized at any time during the first 90 days of a Performance Period, or at any time thereafter in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; and (c) in view of the Committee's assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant. However, to the extent the exercise of such authority after the first 90 days of a Performance Period would cause the Awards granted to the Covered Employees for the Performance Period to fail to qualify as "Performance-Based Compensation" under Section 162(m) of the Code, then such authority shall only be exercised with respect to those Participants who are not Covered Employees.

2.31	Performance Period

"Performance Period" means Kodak's fiscal year or any other period designated by the Committee with respect to which an Award may be granted.

2.32	Plan

"Plan" means the Management Variable Compensation Plan.

2.33	Retirement

"Retirement" means retirement under any defined benefit pension plan maintained by the Company which is either a tax-qualified plan under
Section 401(a) of the Code or is identified in writing by the Committee as a defined benefit pension plan.

2.34	RONA

"RONA" means, for a Performance Period, Return on Net Assets for the Performance Period. RONA shall be calculated by dividing Net Income for the Performance Period by Average Net Assets for the same period.

2.35	Subsidiary

Subsidiary means a subsidiary which is majority owned by Kodak and reported in Kodak's audited consolidated financial statements.

2.36	Target Award

"Target Award" means, for a Performance Period, the target Award amounts established for each wage grade by the Committee for the Performance Period. The Target Awards shall serve only as a guideline in making Awards under the Plan. Depending upon the Committee's exercise of its discretion pursuant to Section 6.4(c), but subject to Section 6.5, a Participant may receive an Award for a Performance Period which may be more or less than the Target Award for his or her wage grade for that Performance Period. Moreover, the fact that a Target Award is established for a Participant's wage grade for a Performance Period shall not in any manner entitle the Participant to receive an Award for such period.


ARTICLE 3  --  ELIGIBILITY

All Key Employees are eligible to participate in the Plan. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period which Key Employees will be Participants for such Performance Period. However, the fact that a Key Employee is a Participant for a Performance Period shall not in any manner entitle such Participant to receive an Award for the period. The determination as to whether or not such Participant shall be paid an Award for such Performance Period shall be decided solely in accordance with the provisions of Articles 6 and 7 hereof.

ARTICLE 4  --  PLAN ADMINISTRATION

4.1	Responsibility

The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms.

4.2	Authority of the Committee

The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right: to interpret the Plan, to determine eligibility for participation in the Plan, to decide all questions concerning eligibility for and the amount of Awards payable under the Plan, to establish and administer the Performance Goals and certify whether, and to what extent, they are attained, to construe any ambiguous provision of the Plan, to correct any default, to supply any omission, to reconcile any inconsistency, to issue administrative guidelines as an aid to administer the Plan, to make regulations for carrying out the Plan and to make changes in such regulations as they from time to time deem proper, and to decide any and all questions arising in the administration, interpretation, and application of the Plan. In addition, in order to enable Key Employees who are foreign nationals or are employed outside the United States or both to receive Awards under the Plan, the Committee may adopt such amendments, procedures, regulations, subplans and the like as are necessary or advisable, in the opinion of the Committee, to effectuate the purposes of the Plan.

4.3	Discretionary Authority

The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan including, without limitation, its construction of the terms of the Plan and its determination of eligibility for participation and Awards under the Plan. It is the intent of Plan that the decisions of the Committee and its action with respect to the Plan shall be final, binding and conclusive upon all persons having or claiming to have any right or interest in or under the Plan.

4.4	Section 162(m) of the Code

With regard to all Covered Employees, the Plan shall for all purposes be interpreted and construed in accordance with Section 162(m) of the Code.

4.5	Delegation of Authority

Except to the extent prohibited by law, the Committee may delegate some or all of its authority under the Plan to any person or persons provided that any such delegation be in writing; provided, however, only the Committee may select and grant Awards to Participants who are Covered Employees.

ARTICLE 5  -- FORM OF AWARDS

Awards may at the Committee's sole discretion be paid in cash, Common Stock or a combination thereof. The Committee may, in its sole judgment, subject an Award to such terms, conditions, restrictions and/or limitations (including, but not limited to, restrictions on transferability and vesting), provided they are not inconsistent with the terms of the Plan. For purposes of the Plan, the value of any Award granted in the form of Common Stock shall be the mean between the high and low at which the Common Stock trades on the New York Stock Exchange as of the date of the grant's Effective Date.

ARTICLE 6  --  DETERMINATION OF AWARDS FOR A PERFORMANCE PERIOD

6.1	Procedure for Determining Awards

As detailed below in the succeeding Sections of this Article 6, the procedure for determining Awards for a Performance Period entails the following: (a) determination of Maximum Award; (b) determination of Maximum Award Pool; (c) determination of Actual Award Pool; and (d) allocation of Actual Award Pool among individual Participants. Upon completion of this process, any Awards earned for the Performance Period shall be paid in accordance with Article 7.

6.2	Determination of Maximum Award

(a)	Purpose of Maximum Award. The Maximum Award for a Performance
Period is an addend in the calculation of the Maximum Award Pool for such Performance Period.

(b).	Calculation of Maximum Award. The Maximum Award for a
Performance Period is the dollar amount obtained by applying the Performance Formula for such Performance Period against the Performance Goals for the same Performance Period.

6.3	Determination of Maximum Award Pool

(a)	Purpose of Maximum Award Pool. The Maximum Award Pool, for a
Performance Period, serves as the basis for calculating the maximum amount of Awards that may be granted to all Participants for such Performance Period .

(b)	Calculation of Maximum Award Pool. The Maximum Award Pool for a
Performance Period shall be calculated by adding the Maximum Award for such Performance Period with the Carryforward Amount.

(c)	Limitation. The total of all Awards granted for a Performance
Period shall not exceed the amount of the Maximum Award Pool for such Performance Period.

(d)	Allocation of Maximum Award Pool to Covered Employees.  Within
the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall allocate in writing, or establish in writing an objective means of allocating, on behalf of each Covered Person, a portion of the Maximum Award Pool (not to exceed the amount set forth in Section 6.5(a)) to be granted for such Performance Period in the event the Performance Goals for such period are attained.

(e)	Negative Discretion.  The Committee is authorized at any time during or after a Performance Period, in its sole and absolute discretion, to reduce or eliminate the Maximum Award Pool for the Performance Period, for any reason, based on such factors, indicia, standards, goals, and/or measures it determines in the exercise of its sole discretion. Similarly, the Committee is authorized at any time during or after a Performance Period, in its sole and absolute discretion, to reduce or eliminate the portion of the Maximum Award Pool allocated to any Covered Employee for the Performance Period, for any reason.

6.4	Determination of Actual Award Pool

(a)	Purpose of Actual Award Pool. The Actual Award Pool for a
Performance Period determines the aggregate amount of all the Awards that are to be issued under the Plan for such Performance Period.

(b)	Establishment of Actual Award Pool. The Actual Award Pool for a
Performance Period shall be the Maximum Award Pool for such period after adjustment, if any, by the Committee through Negative
Discretion. Thus, to the extent the Committee elects for a Performance Period not to exercise Negative Discretion with respect to the Maximum Award Pool, the Actual Award Pool for the Performance Period shall be the Maximum Award Pool for such period.

(c)	Allocation of Actual Award Pool to Individual Participants.
The portion of the Actual Award Pool that will be Awarded to any individual Participant will be determined by the Committee, in its sole and absolute discretion, based on such factors, indicia, standards, goals, and measures which it determines in the exercise of its sole discretion. By way of illustration, and not by way of limitation, the Committee may, but shall not be required to, consider: (1) the Participant's position and level of responsibility, individual merit, contribution to the success of the Company and Target Award; (2) the performance of the Company or the organizational unit of the Participant based upon attainment of financial and other performance criteria and goals; and (3) business unit, division or department achievements.

(d)	Adjustment to Carryforward Amount.  To the extent the sum of all Awards paid for a Performance Period exceeds the Maximum Award for such period, the Carryforward Amount shall be reduced by an amount equal to such difference.

6.5	Limitations on Awards to Covered Employees

The provisions of this Section 6.5 shall control over any Plan provision to the contrary.

(a)	Maximum Award Payable to Covered Employees.  The maximum Award payable to any Covered Employee under the Plan for a Performance
Period shall be $4,000,000.

(b)	Attainment of Performance Goals.  The Performance Goals for a
Performance Period must be achieved in order for a Covered Employee to receive an Award for such Performance Period.

(c)	Allocation of Actual Award Pool.  The portion of the Actual
Award Pool allocated to a Covered Employee by the Committee pursuant to Section 6.4(c) shall not exceed the portion of the Maximum Award Pool allocated to such Covered Employee under Section 6.3(d).

ARTICLE 7  --  PAYMENT OF AWARDS FOR A PERFORMANCE PERIOD

7.1	Certification

(a)	In General.  Following the completion of each Performance
Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved.

(b)	Performance Goals Achieved.  If the Committee certifies that the Performance Goals have been achieved, it shall, based upon application of the Performance Formula to the Performance Goals for such period, calculate and certify in writing the amount of: (i) the Maximum Award; (ii) the Maximum Award Pool; and (iii) the Maximum Award Pool to be allocated to each Covered Employee in accordance with Section 6.3(d). Upon completion of these written certifications, the Committee shall determine the amount of the Actual Award Pool for the Performance Period.

(c)	Performance Goals Not Achieved.  In the event the Performance
Goals for a Performance Period are not achieved, the limitation contained in Section 6.5(b) shall apply to the Covered Employees. Further, any Awards granted for the Performance Period must be paid from the Carryforward Amount which shall be reduced to reflect the amount of such Awards.


7.2	Election of Form of Award

Prior to or coincident with its calculation of the amount of the Actual Award Pool for a Performance Period, the Committee shall, in its sole discretion, determine the form(s) in which to grant Awards under the Plan for such period.

7.3	Timing of Award Payments

Unless deferred pursuant to Article 8 hereof, the Awards granted for a Performance Period shall be paid to Participants on the Award Payment Date for such Performance Period, which date shall occur as soon as administratively practicable following the completion of the procedure described in Section 7.1.

ARTICLE 8  --  DEFERRAL OF AWARDS

At the discretion of the Committee, a Participant may, subject to such terms and conditions as the Committee may determine, elect to defer payment of all or any part of any Award which the Participant might earn with respect to a Performance Period by complying with such procedures as the Committee may prescribe. Any Award, or portion thereof, upon which such an election is made shall be deferred into, and subject to the terms, conditions and requirements of, the Eastman Kodak Employees' Savings and Investment Plan, 1982 Eastman Kodak Company Executive Deferred Compensation Plan or such other applicable deferred compensation plan of the Company.

ARTICLE 9 --  ADDITIONAL AWARDS

9.1	In General

In addition to the Awards that are authorized to be granted under
Article 6 and paid under Article 7 for a Performance Period, the Committee may, in its sole judgment, from time to time grant Awards under the Plan from the Carryforward Amount.

9.2	Eligibility

All Key Employees, other than those who are Covered Employees, are eligible to receive the Awards authorized to be granted under this
Article 9.

9.3	Form of Awards

Any Award granted by the Committee pursuant to the provisions of this
Article 9 shall be issued in one or more of the forms permitted under
Article 5 of the Plan.

9.4	Terms and Conditions

The Committee shall, by way of an Award notice or otherwise, establish the terms, conditions, restrictions and/or limitations that will apply to an Award issued pursuant to this Article 9; provided, however, such terms, conditions, restrictions and limitations are not inconsistent with the terms of the Plan.

9.5	Carryforward Amount

Upon the issuance of any Award under this Article 9, the Carryforward Amount shall be immediately reduced by an amount equal to the value of such Award.

ARTICLE 10  --  CHANGE IN OWNERSHIP

10.1	Background

Notwithstanding any provision contained in the Plan, including, but not limited to, Sections 1.1, 4.4 and 13.10, the provisions of this
Article 10 shall control over any contrary provision. Upon a Change in Ownership: (a) the terms of this Article 10 shall immediately become operative, without further action or consent by any person or entity; (b) all terms, conditions, restrictions and limitations in effect on any unpaid and/or deferred Award shall immediately lapse as of the date of such event; (c) no other terms, conditions, restrictions, and/or limitations shall be imposed upon any Awards on or after such date, and in no event shall an Award be forfeited on or after such date; and (d) except where a prorated Award is required to be paid under this Article 10, all unvested and/or unpaid Awards or any other outstanding Awards shall automatically become one hundred percent (100%) vested immediately.

10.2	Payment of Awards

Upon a Change in Ownership, any Key Employee, whether or not he or she is still employed by the Company, shall be paid, as soon as practicable but in no event later than 90 days after the Change in Ownership, the Awards set forth in (a) and (b) below:

(a)	All of the Key Employee's unpaid and/or deferred Awards; and

(b)	A pro rata Award for the Performance Period in which the Change in Ownership occurs. The amount of the pro rata Award shall be determined by multiplying the Target Award for such Performance
Period for Participants in the same wage grade as the Key Employee by a fraction, the numerator of which shall be the number of full months in the Performance Period prior to the date of the Change in Ownership and the denominator of which shall be the total number of full months in the Performance Period. For purposes of this calculation, a partial month shall be treated as a full month to the extent of 15 or more days in such month have elapsed. To the extent Target Awards have not yet been established for the Performance
Period, the Target Awards for the immediately preceding Performance Period shall be used. The pro rata Awards shall be paid to the Key Employee in the form of a lump-sum cash payment.

10.3	Miscellaneous

Upon a Change In Ownership, no action, including, but not by way of limitation, the amendment, suspension, or termination of the Plan, shall be taken which would affect the rights of any Key Employee or the operation of the Plan with respect to any Award to which the Key Employee may have become entitled hereunder on or prior to the date of such action or as a result of such Change In Ownership.

ARTICLE 11  --  CHANGE IN CONTROL

11.1	Background

Notwithstanding any provision contained in the Plan, including, but not limited to, Sections 1.1, 4.4 and 13.10, the provisions of this
Article 11 shall control over any contrary provision. All Key Employees shall be eligible for the treatment afforded by this
Article 11 if their employment with the Company terminates within two years following a Change In Control, unless the termination is due to
(a) death; (b) Disability; (c) Cause; (d) resignation other than (1) resignation from a declined reassignment to a job that is not reasonably equivalent in responsibility or compensation (as defined in Kodak's Termination Allowance Plan), or that is not in the same geographic area (as defined in Kodak's Termination Allowance Plan), or (2) resignation within thirty days of a reduction in base pay; or
(e) Retirement.

11.2	Vesting and Lapse of Restrictions

If a Key Employee qualifies for treatment under Section 11.1, his or her Awards shall be treated in the manner described in Subsections 10.1(b) and (c). Further, except where a prorated Award is required to be paid under this Article 11, all of the Key Employee's unvested and/or unpaid Awards shall automatically become one hundred percent (100%) vested immediately.

11.3	Payment of Awards

If a Key Employee qualifies for treatment under Section 11.1, he or she shall be paid, as soon as practicable but in no event later than 90 days after his or her termination of employment, the Awards set forth in (a) and (b) below:

(a)	All of the Key Employee's unpaid and/or deferred Awards; and

(b)	A pro rata Award for the Performance Period in which his or her termination of employment occurs. The amount of the pro rata Award shall be determined by multiplying the Target Award for such Performance Period for Participants in the same wage grade as the Key Employee by a fraction, the numerator of which shall be the number of full months in the Performance Period prior to the date of the Key Employee's termination of employment and the denominator of which shall be the total number of full months in the Performance Period.
For purposes of this calculation, a partial month shall be treated as a full month to the extent 15 or more days in such month have elapsed. To the extent Target Awards have not yet been established for the Performance Period, the Target Awards for the immediately preceding Performance Period shall be used. The pro rata Awards shall be paid to the Key Employee in the form of a lump-sum cash payment.

11.4	Miscellaneous

Upon a Change In Control, no action, including, but not by way of limitation, the amendment, suspension, or termination of the Plan, shall be taken which would affect the rights of any Key Employee or the operation of the Plan with respect to any Award to which the Key Employee may have become entitled hereunder prior to the date of the Change In Control or to which he or she may become entitled as a result of such Change In Control.

ARTICLE 12  --  SHARES SUBJECT TO THE PLAN

12.1	Available Shares

Subject to adjustment as provided in Subsection 12.2 below, the maximum number of shares of Common Stock, $2.50 par value per share, of the Company which shall be available for grant of Awards under the Plan during its term shall not exceed 1,000,000. Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, are settled in cash in lieu of Common Stock, or are exchanged with the Committee's permission for Awards not involving Common Stock, shall not be available again for grant under the Plan. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares.

12.2	Adjustment of Shares Available

(a)	In General.  The provisions of this Subsection 12.2(a) are
subject to the limitation contained in Subsection 12.2(b). If there is any change in the number of outstanding shares of Common Stock through the declaration of stock dividends, stock splits or the like, the number of shares available for Awards and the shares subject to any Award shall be automatically adjusted. If there is any change in the number of outstanding shares of Common Stock through any change in the capital account of Kodak, or through a merger, consolidation, separation (including a spin off or other distribution of stock or property) reorganization (whether or not such reorganization comes within the definition of such term in Section 368(a) of the Code) or partial or complete liquidation, the Committee shall make appropriate adjustments in the maximum number of shares of Common Stock which may be issued under the Plan and any adjustments and/or modifications to outstanding Awards as it, in its sole discretion, deems appropriate. In the event of any other change in the capital structure or in the Common Stock of the Company, the Committee shall also be authorized to make such appropriate adjustments in the maximum number of shares of Common Stock available for issuance under the Plan and any adjustments and/or modifications to outstanding Awards as it, in its sole discretion, deems appropriate.

(b)	Covered Employees.  In no event shall the Award of any
Participant who is a Covered Employee be adjusted pursuant to Subsection 12.2(a) to the extent it would cause such Award to fail to qualify as "Performance-Based Compensation" under Section 162(m) of the Code.

ARTICLE 13  --  MISCELLANEOUS

13.1	Nonassignability

No Awards under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer (except by will or the laws of descent and distribution), assignment, pledge, or encumbrance, nor shall any Award be payable to anyone other than the Participant to whom it was granted.

13.2	Withholding Taxes

The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Company, shares of Common Stock having a fair market value, as determined by the Committee, equal to the amount of such required withholding taxes.

13.3	Amendments to Awards

The Committee may at any time unilaterally amend any unearned, deferred or unpaid Award, including, but not by way of limitation, Awards earned but not yet paid, to the extent it deems appropriate; provided, however, that any such amendment which, in the opinion of the Committee, is adverse to the Participant shall require the Participant's consent.

13.4	Regulatory Approvals and Listings

Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Awards or any other Award resulting in the payment of Common Stock prior to (a) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (c) the completion of any registration or other qualification of said shares under any state or Federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

13.5	No Right to Continued Employment or Grants

Participation in the Plan shall not give any Key Employee any right to remain in the employ of the Company. Kodak or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate any Key Employee at any time. Further, the adoption of this Plan shall not be deemed to give any Key Employee or any other individual any right to be selected as a Participant or to be granted an Award.

13.6	Amendment/Termination

The Committee may suspend or terminate the Plan at any time with or without prior notice. In addition, the Committee may, from time to time and with or without prior notice, amend the Plan in any manner, but may not without shareholder approval adopt any amendment which would require the vote of the shareholders of Kodak pursuant to
Section 16 of the Exchange Act or Section 162(m) of the Code, but only insofar as such amendment affects Covered Employees.

13.7	Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of New York, except as superseded by applicable
Federal Law.

13.8.	No Right, Title, or Interest in Company Assets

No Participant shall have any rights as a shareholder as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name, and, in the case of restricted shares of Common Stock, such rights are granted to the Participant under the Plan. To the extent any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company and the Participant shall not have any rights in or against any specific assets of the Company. All of the Awards granted under the Plan shall be unfunded.

13.9	No Guarantee of Tax Consequences

No person connected with the Plan in any capacity, including, but not limited to, Kodak and its Subsidiaries and their directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, Federal, state and local income, estate and gift tax treatment, will be applicable with respect to amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

13.10	Compliance with Section 162(m)

If any provision of the Plan would cause the Awards granted to a Covered Person not to constitute qualified "Performance-Based Compensation" under Section 162(m) of the Code, that provision, insofar as it pertains to the Covered Person, shall be severed from, and shall be deemed not to be a part of, this Plan, but the other provisions hereof shall remain in full force and effect.



EXHIBIT C
WAGE DIVIDEND PLAN

ARTICLE 1  --  PURPOSE, EFFECTIVE DATE AND TERM OF PLAN

1.1	Purpose

The purposes of the Plan are to assist the Company in attracting, motivating and retaining its Employees by rewarding Employees for their contributions to the Company's growth and success, provided Company performance meets or exceeds established Performance Goals, and to endeavor to qualify the Awards granted to Covered Employees under the Plan as "Performance-Based Compensation as defined in
Section 162(m) of the Code.

1.2	Effective Date

The Plan shall be effective as of January 1, 1995, subject to approval by Kodak's shareholders at the 1995 Annual Meeting of the Shareholders of Kodak.

1.3	Term

Awards shall not be granted pursuant to the Plan after December 31, 1999; provided, however, the Committee may grant Awards after such date in recognition of performance for a Performance Period completed on or prior to such date.

ARTICLE 2  --  DEFINITIONS

2.1	Average Net Assets

"Average Net Assets" means, for the Performance Period, the simple average of the Company's Net Assets for each of the following five fiscal quarters of the Company: the four fiscal quarters of the Performance Period and the fiscal quarter immediately preceding the Performance Period. For purposes of this calculation, Net Assets for a fiscal quarter shall be determined as of the end of such quarter.

2.2	Award

"Award" means the compensation payable to a Participant by the Committee for a Performance Period pursuant to Article 7. All Awards shall be issued in one or more of the forms specified by Article 5.

2.3	Award Payment Date

"Award Payment Date" means, for each Performance Period, the date that the Awards, if any, for that Performance Period shall be paid to Participants pursuant to Article 7, without regard to any election to defer receipt of an Award made under Article 8 of the Plan.

2.4	Board

"Board" means the Board of Directors of Kodak.

2.5	Code

"Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

2.6	Committee

"Committee" means the Executive Compensation and Development Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided, however, that the Committee shall consist of three or more directors, all of whom are both a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of the definition of such term as contained in Proposed Treasury Regulation Section 1.162-27(e)(3), or any successor definition subsequently adopted.

2.7	Common Stock

"Common Stock" means the Common Stock, $2.50 par value per share, of Kodak which may be newly issued or treasury stock.

2.8	Company

"Company" means Kodak and its Subsidiaries.

2.9	Covered Employee

"Covered Employee" means an Employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

2.10	Effective Date

"Effective Date" means the date an Award is determined to be effective by the Committee upon its grant of such Award.

2.11	Employee

"Employee" means, for a Performance Period, any person employed by the Company during such Performance Period and compensated for services in the form of an hourly wage or salary; provided, however, that Limited Service Employees are not Employees.

By way of example, and not by way of limitation, the term "Employee" does not include independent contractors or leased employees (within the meaning of Section 414(n) of the Code.

2.12	Exchange Act

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

2.13	Kodak

"Kodak" means Eastman Kodak Company.

2.14	Limited Service Employee

"Limited Service Employee" means a person who is hired by the Company for the specific purpose of meeting short-term needs of 900 hours or less in any consecutive 12 month period and who is designated as a Limited Service Employee when hired.

2.15	Negative Discretion

"Negative Discretion" means the discretion authorized by the Plan to be applied by the Committee in determining the size of the Award to be paid to a Covered Employee for a Performance Period if, in the Committee's sole judgment, such application is appropriate. Negative Discretion may only be used by the Committee to eliminate or reduce the size of the Award earned by a Covered Employee pursuant to the Performance Formula. By way of example, and not by way of limitation, in no event shall any discretionary authority granted to the Committee by the Plan, including, but not limited to Negative Discretion, be used to: (a) grant an Award to a Covered Employee for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (b) increase an Award to a Covered Employee above the maximum amount payable under Section 6.2(b) of the Plan.

2.16	Net Assets

"Net Assets" means the Company's consolidated Total Shareholders' Equity and Borrowings (both short-term and long-term) as reported in its audited consolidated financial statements. The Committee is authorized at any time during the first 90 days of a Performance Period, or at any time thereafter in its sole and absolute discretion, to adjust or modify the calculation of Net Assets for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; and (c) in view of the Committee's assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant. However, if and to the extent the exercise of such authority after the first 90 days of a Performance Period would cause the Awards granted to the Covered Employees for the Performance Period to fail to qualify as "Performance-Based Compensation" under Section 162(m) of the Code, then such authority shall only be exercised with respect to those Participants who are not Covered Employees.

2.17	Net Income

"Net Income" means, for a Performance Period, the Company's consolidated Net Earnings (Loss) before Cumulative Effect of Changes in Accounting Principle for the Performance Period as reported in its audited consolidated financial statements. The Committee is authorized at any time during the first 90 days of a Performance Period, or at any time thereafter in its sole and absolute discretion, to adjust or modify the calculation of Net Income for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any dividend or other distribution (whether in the form of cash, securities or other property), recapitalization, restructuring, reorganization, merger, consolidation, spin off, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring event affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; (c) in recognition of, or in anticipation of, any other extraordinary gains or losses; and (d) in view of the Committee's assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant. However, if and to the extent the exercise of such authority after the first 90 days of a Performance Period would cause the Awards granted to the Covered Employees for the Performance Period to fail to qualify as "Performance-Based Compensation" under Section 162(m) of the Code, then such authority shall only be exercised with respect to those Participants who are not Covered Employees.

2.18	Participant

"Participant" means, for a Performance Period, an Employee who is designated to participate in the Plan pursuant to Section 3.2.

2.19	Participation Rules

"Participation Rules" means, for a Performance Period, the rules established by the Committee in accordance with Section 3.2 pursuant to which the Committee shall determine which Employees will be Participants for such Performance Period.

2.20	Performance Criterion

"Performance Criterion" means the stated business criterion upon which the Performance Goals for a Performance Period are based as required pursuant to Proposed Treasury Regulation Section 1.162-27(e)(4)(iii). For purposes of the Plan, RONA shall be the Performance Criterion.

2.21	Performance Formula

"Performance Formula" means, for a Performance Period, the one or more objective formulas applied against the Performance Goals to determine whether Awards have been earned for the Performance Period and, if so, the amount of such Awards. The Performance Formula for a Performance Period shall be established in writing by the Committee within the first 90 days of the Performance Period (or, if later, within the maximum period allowed pursuant to Section 162(m) of the
Code).

2.22	Performance Goals

"Performance Goals" means, for a Performance Period, the one or more goals for the Performance Period established by the Committee in writing within the first 90 days of the Performance Period (or, if later, within the maximum period allowed pursuant to Section 162(m) of the Code) based upon the Performance Criterion. The Committee is authorized at any time during the first 90 days of a Performance Period, or at any time thereafter in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; and (c) in view of the Committee's assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant. However, if and to the extent the exercise of such authority after the first 90 days of a Performance Period would cause the Awards granted to the Covered Employees for the Performance Period to fail to qualify as "Performance-Based Compensation" under Section 162(m) of the Code, then such authority shall only be exercised with respect to those Participants who are not Covered Employees.

2.23	Performance Period

"Performance Period" means Kodak's fiscal year.

2.24	Plan

"Plan" means the Wage Dividend Plan.

2.25	RONA

"RONA" means, for a Performance Period, Return on Net Assets for the Performance Period. RONA shall be calculated by dividing Net Income for the Performance Period by Average Net Assets for the same period.

2.26	Stock Equivalent

"Stock Equivalent" means an Award under Article 5 that is valued in whole or in part by reference to, or is payable in or is otherwise based on, Common Stock.

2.27	Subsidiary

Subsidiary means a subsidiary which is majority owned by Kodak and reported in Kodak's audited consolidated financial statements.

ARTICLE 3  --  ELIGIBILITY AND PARTICIPATION

3.1	Eligibility

All Employees are eligible to participate in the Plan. However, the fact that a person is an Employee for a Performance Period shall not in any manner entitle such Employee to be eligible for an Award for the Performance Period. In order to be eligible for an Award for a Performance Period, the Employee must be designated as a Participant for such Performance Period by the Committee in accordance with
Section 3.2 below.

3.2	Participation

Through the adoption of written Participation Rules within the first 90 days of a Performance Period, the Committee will, in its sole discretion, designate those Employees who will be Participants for such Performance Period. Pursuant to the Participation Rules for a Performance Period, the Committee may condition the receipt of Awards upon satisfaction of such preconditions and/or requirements as it, in its sole discretion, determines. The fact that an Employee is a Participant for a Performance Period shall not in any manner entitle such Participant to receive an Award for the Performance Period. The determination as to whether or not such Participant shall be paid an Award for such Performance Period shall be decided solely in accordance with the provisions of Article 7 hereof.

ARTICLE 4  --  PLAN ADMINISTRATION

4.1	Responsibility

The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms.

4.2	Authority of the Committee

The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right: to interpret the Plan, to determine eligibility for participation in the Plan, to decide all questions concerning eligibility for and the amount of Awards payable under the Plan, to establish and administer the Performance Goals and certify whether, and to what extent, they are attained, to construe any ambiguous provision of the Plan, to correct any default, to supply any omission, to reconcile any inconsistency, to issue administrative guidelines as an aid to administer the Plan, to make regulations for carrying out the Plan and to make changes in such regulations as they from time to time deem proper, and to decide any and all questions arising in the administration, interpretation, and application of the Plan. In addition, in order to enable Employees who are foreign nationals or are employed outside the United States or both to receive Awards under the Plan, the Committee may adopt such amendments, procedures, regulations, subplans and the like as are necessary or advisable, in the opinion of the Committee, to effectuate the purposes of the Plan.

4.3	Discretionary Authority

The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan including, without limitation, its construction of the terms of the Plan and its determination of eligibility for participation and Awards under the Plan. It is the intent of Kodak that the decisions of the Committee and its action with respect to the Plan shall be final, binding and conclusive upon all persons having or claiming to have any right or interest in or under the Plan.

4.4	Section 162(m) of the Code

With regard to all Covered Employees, the Plan shall for all purposes be interpreted and construed in accordance with Section 162(m) of the Code.

4.5	Delegation of Authority

Except to the extent prohibited by law, the Committee may delegate some or all of its authority under the Plan to any person or persons provided that any such delegation be in writing.

ARTICLE 5  -- FORM OF AWARDS

Awards may at the Committee's sole discretion be issued and paid in cash, Common Stock, Stock Equivalents or a combination thereof. Awards paid in the form of Common Stock or Stock Equivalents shall be issued for no consideration. The Committee may, in its sole judgment, subject an Award to such terms, conditions, restrictions and/or limitations (including, but not limited to, restrictions on transferability and vesting), provided they are not inconsistent with the terms of the Plan. For purposes of the Plan, the value of any Award granted in the form of Common Stock shall be the mean between the high and low at which the Common Stock trades on the New York Stock Exchange as of the date of the grant's Effective Date. To the extent Awards are granted in Common Stock or Stock Equivalents, such payments shall count against the number of available shares reserved under Section 9.1.

ARTICLE 6  --  DETERMINATION OF AWARDS FOR A PERFORMANCE PERIOD

6.1	Procedure for determining Awards

Within the first 90 days of a Performance Period (or, if later, within the maximum period allowed under Section 162(m) of the Code), the Committee shall establish in writing for such Performance Period:
(a) the Participation Rules; (b) the Performance Goal(s); and (c) and the Performance Formula.

6.2	Limitations on Awards

The provisions of this Section 6.2 shall control over any Plan provision to the contrary.

(a)	General Limitation.  Participants in the Plan for a Performance
Period shall be eligible to receive Awards for such Performance
Period only if: (1) the Performance Goals for such Performance Period are achieved; and (2) the Performance Formula as applied against such Performance Goals determines that Awards have been earned for the Performance Period.

(b)	Maximum Award Payable to Covered Employees.  The maximum Award payable to any Covered Employee under the Plan for a Performance
Period shall be $700,000.

ARTICLE 7  --  PAYMENT OF AWARDS FOR A PERFORMANCE PERIOD

7.1	Certification

Following the completion of each Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved. If the Committee certifies that such Performance Goals have been achieved, it shall, based upon the Performance Formula, (i) calculate and certify in writing the amount of the Award earned by each Covered Employee; (ii) determine the actual size of the Award to be paid to each Covered Employee for the Performance Period by applying Negative Discretion, if and when it deems appropriate; and
(iii) calculate the size of the Awards to be paid for the Performance Period to all other Participants.

7.2	Election of Form of Award

Prior to or coincident with its performance of the certifications required by Section 7.1, the Committee shall, in its sole discretion, determine the form(s) in which to grant Awards under the Plan for such period.

7.3	Negative Discretion

In determining the actual size of the Award to be paid to a Covered Employee for a Performance Period, the Committee may, through the use of Negative Discretion, reduce or eliminate the amount of the Award earned under the Performance Formula for the Performance Period, if, in its sole judgment, such reduction or elimination is appropriate.

7.4	Timing of Award Payments

Unless deferred pursuant to Article 8 hereof, the Awards granted for a Performance Period shall be paid to Participants on the Award Payment Date for such Performance Period, which date shall occur as soon as administratively practicable following the completion of the procedure described in Section 7.1.

ARTICLE 8  --  DEFERRAL OF AWARDS

At the discretion of the Committee, a Participant may, subject to such terms, conditions and limitations as the Committee may determine, elect to defer payment of all or a portion of the Award that would otherwise be paid to the Participant with respect to a Performance Period by complying with such procedures as the Committee may prescribe. Any Award, or portion thereof, upon which such an election is made shall be deferred into, and subject to the terms, conditions and requirements of the Eastman Kodak Employees' Savings and Investment Plan, the 1982 Eastman Kodak Company Executive Deferred Compensation Plan or successor plans thereto.

ARTICLE 9  --  SHARES SUBJECT TO THE PLAN

9.1	Available Shares

Subject to adjustment as provided in Section 9.2 below, the maximum number of shares of Common Stock, $2.50 par value per share, of the Company which shall be available for grant of Awards under the Plan during its term shall not exceed 4,000,000. Any shares of Common Stock related to Awards which are terminated by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, or are settled in cash in lieu of Common Stock, or are exchanged with the Committee's permission for Awards not involving Common Stock, shall not be available again for grant under the Plan. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares.

9.2	Adjustment of Shares Available

(a)	In General.  The provisions of this Subsection 9.2(a) are
subject to the limitation contained in Subsection 9.2(b). If there is any change in the number of outstanding shares of Common Stock through the declaration of stock dividends, stock splits or the like, the number of shares available for Awards and the shares subject to any Award shall be automatically adjusted. If there is any change in the number of outstanding shares of Common Stock through any change in the capital account of Kodak, or through a merger, consolidation, separation (including a spin off or other distribution of stock or property) reorganization (whether or not such reorganization comes within the definition of such term in Section 368(a) of the Code) or partial or complete liquidation, the Committee shall make appropriate adjustments in the maximum number of shares of Common Stock which may be issued under the Plan and any adjustments and/or modifications to outstanding Awards as it, in its sole discretion, deems appropriate. In the event of any other change in the capital structure or in the Common Stock of the Company, the Committee shall also be authorized to make such appropriate adjustments in the maximum number of shares of Common Stock available for issuance under the Plan and any adjustments and/or modifications to outstanding Awards as it, in its sole discretion, deems appropriate.

(b)	Covered Employees.  In no event shall the Award of any
Participant who is a Covered Employee be adjusted pursuant to Subsection 9.2(a) to the extent it would cause such Award to fail to qualify as "Performance-Based Compensation" under Section 162(m) of the Code.

ARTICLE 10  --  MISCELLANEOUS

10.1	Nonassignability

No Awards under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer (except by will or the laws of descent and distribution), assignment, pledge, or encumbrance. Further, except in the case of an Award payable to a deceased Participant, no Award shall be payable to anyone other than the Participant to whom it was granted. In the case of an Award payable to a deceased Participant, the Committee shall, in the exercise of its sole and absolute discretion, determine the party to whom such Award shall be paid.

10.2	Withholding Taxes

The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Company, shares of Common Stock having a fair market value, as determined by the Committee, equal to the amount of such required withholding taxes.

10.3	Regulatory Approvals and Listings

Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue, deliver, pay, credit or otherwise acknowledge any Award resulting in the payment of Common Stock prior to (a) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (c) the completion of any registration or other qualification of said shares under any state or Federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

10.4	No Right to Continued Employment or Grants

Participation in the Plan shall not give any Employee any right to remain in the employ of the Company. Kodak or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate any Employee at any time. Further, the adoption of this Plan shall not be deemed to give any Employee any right to be selected as a Participant or to be granted an Award.

10.5	Amendment/Termination

The Committee may suspend or terminate the Plan at any time with or without prior notice. In addition, the Committee may, from time to time and with or without prior notice, amend the Plan in any manner, but may not without shareholder approval adopt any amendment which would require the vote of the shareholders of Kodak pursuant to
Section 16 of the Exchange Act or Section 162(m) of the Code, but only insofar as such amendment affects Covered Employees.

10.6	Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of New York, except as superseded by applicable
Federal Law.

10.7.	No Right, Title, or Interest in Company Assets

In the case of Awards payable in the form of Common Stock or Awards resulting in the payment of Common Stock, no Participant shall have any rights as a shareholder as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name or, in the event such Common Stock is issued in book entry form, until Kodak's transfer agent provides valid written notification thereof to the Participant, and, in the case of restricted shares of Common Stock, such rights are granted to the Participant under the Plan. To the extent any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company and the Participant shall not have any rights in or against any specific assets of the Company. All of the Awards granted under the Plan shall be unfunded.

10.8	No Guarantee of Tax Consequences

No person connected with the Plan in any capacity, including, but not limited to, Kodak and its Subsidiaries and their directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, Federal, state and local income, estate and gift tax treatment, will be applicable with respect to amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

10.9	Compliance with Section 162(m)

If any provision of the Plan would cause the Awards granted to a Covered Person not to constitute qualified "Performance-Based Compensation" under Section 162(m) of the Code, that provision, insofar as it pertains to the Covered Person, shall be severed from, and shall be deemed not to be a part of, this Plan, but the other provisions hereof shall remain in full force and effect.

10.10	Compliance with Exchange Act

With respect to Participants who are subject to the Section 16 of the Exchange Act, transactions under this Plan are intended to comply with applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall, but only insofar as it pertains to Participants who are subject to Section 16 of the Exchange Act, be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.




							DEFINITIVE COPY

		(CORPORATE LOGO OMITTED)

		EASTMAN KODAK COMPANY

		This Proxy is Solicited on behalf of the Board of Directors


		The undersigned hereby appoints George M. C. Fisher and Joyce P. Haag, and each of them, as Proxies with full power of substitution, to vote, as designated on the reverse side, for director substitutes if any nominee becomes unavailable, and on matters incident to the conduct of the meeting, all of the shares of common stock of Eastman Kodak Company which the undersigned has power to vote at the Annual Meeting of shareholders to be held on May 10, 1995 or any adjournment thereof.

			NOMINEES FOR CLASS II DIRECTORS:

		Alice F. Emerson, Roberto C. Goizueta, Wilbur J. Prezzano and Leo J. Thomas

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL CLASS II DIRECTORS, FOR RATIFICATION OF ELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS, FOR APPROVAL OF EASTMAN KODAK COMPANY 1995 OMNIBUS LONG-TERM COMPENSATION PLAN, FOR APPROVAL OF MANAGEMENT VARIABLE COMPENSATION PLAN AND FOR APPROVAL OF WAGE DIVIDEND PLAN, AND AGAINST THE SHAREHOLDER PROPOSAL.

This Proxy will be voted as directed; if no direction to the contrary is indicated, it will be voted for the election of directors, ratification of independent accountants, approval of the Eastman Kodak Company 1995 Omnibus Long-Term Compensation Plan, approval of the Management Variable Compensation Plan, and approval of the Wage Dividend Plan, and against the shareholder proposal.

		(CONTINUED, and To Be Signed and Dated on the REVERSE
SIDE)







The Board of Directors recommends a vote FOR Items 1, 2, 3, 4 and 5.

1.	Election of 	FOR		WITHHOLD
	Class II Directors		AUTHORITY
	                    0		    0

(To withhold authority to vote for any particular nominee write the name below.)

2.	Ratification	FOR		AGAINST		ABSTAIN
	of Election
	of Independent  0           0              0
	Accountants

3.	Approval of
	Eastman Kodak Company
	1995 Omnibus
	Long-Term
	Compensation
	Plan			 0           0              0

4.	Approval of
	Management
	Variable
	Compensation
	Plan			 0           0              0

5.	Approval of
	Wage Dividend
	Plan			 0           0              0

The Board of Directors recommends a vote AGAINST Item 6.


6.	Shareholder           FOR      AGAINST       ABSTAIN
	Proposal
Equal Employment
	Report                 0         0              0


I plan to attend the
Annual Meeting.              0







I plan to bring
a guest(s)			     0


SIGNATURE(s) 						DATE

NOTE: Please sign exactly as the name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

When executed, promptly forward this card to: First Chicago Trust Company of New York, P. O. Box 8264, Edison, New Jersey 08818-9090.




									<PAGE 1>




March 10, 1995


Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Attention:  Document Control

Subject:  Annual Meeting of Shareholders of Eastman Kodak Company --
          May 10, 1995

Dear Sir:

Pursuant to Rule 14a-6 under the Securities Exchange Act, we hereby transmit for filing herewith the definitive proxy statement and form of proxy for use in connection with the Annual Meeting of shareholders of Eastman Kodak Company to be held May 10, 1995. Mailing of the definitive proxy statement and form of proxy to shareholders is expected to commence on March 17, 1995. The filing fee of $125 was wire transferred to the Commission's account on March 9, 1995.

Pursuant to Rule 14a-6(a) Eastman Kodak Company did not file a preliminary proxy statement and form of proxy because the only matters to be acted upon at the Annual Meeting are the election of directors, ratification of the election of independent accountants, approval of three compensation plans and action on one shareholder proposal.

The material changes from last year's proxy statement are as follows:

	1)	the inclusion of one shareholder proposal (pages 51
through 53);

	2)	the nomination for election of four Class II directors;

	3)	the inclusion of three management proposals on
		compensation; and

	4)	a change in the performance graph from a self-constructed
		peer group to the Dow Jones Industrial Index.



							<PAGE 2>

Securities and Exchange Commission--2
March    1995


In addition, please be advised that the pagination of the electronically filed proxy statement differs from the printed version thereof and the printed proxy statement contains the performance graph while the electronic version contains a chart.

The ratification of election of independent accountants is a matter upon which shareholders must vote, according to the Company's by-laws. Item 18 of Schedule 14A is not, therefore, applicable to the election of independent accountants.

Options issuable under the Eastman Kodak Company 1995 Omnibus Long-Term Compensation Plan will be registered under the Securities Act of 1933 ("Securities Act") as soon as practicable following shareholder approval of the Plan. The shares issuable under the Management Variable Compensation Plan and Wage Dividend Plan will most likely not be registered under the Securities Act in reliance upon Section 2(3) of the Securities Act and Release 33-6118 thereunder. Any awards of shares under either of these plans will be bonus awards, with no payment made by the recipient. If these circumstances change, the Company will review its analysis and if required, will register the shares.

Under separate cover, three copies of the compensation plans to be acted upon and eight copies of the Annual Report for the year 1994 will be forwarded to you on or before March 17, 1995, the date mailing to the shareholders is expected to commence. In addition, five copies of the Annual Report will be mailed to the New York Stock Exchange at that time.

					Very truly yours,


					Joyce P. Haag
JPH:las
Enc.

cc:  Mr. M. Benard
     Mr. D. L. Fiedler
     Mr. G. M. C. Fisher
     Mr. G. P. Van Graafeiland

16

<PAGE 23>

<PAGE 116>

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